UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07831

FMI  Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

(Address of principal executive offices) (Zip code)

Ted D. Kellner
Fiduciary Management, Inc.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, WI  53202

         (Name and address of agent for service)

(414) 226-4555

Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT
September 30, 2012

FMI
Focus Fund
(fmiox)

A NO-LOAD
MUTUAL FUND

FMI Focus Fund
October 1, 2012

Richard J. Whiting Richard E. Lane, CFA Aaron J. Garcia, CFA Faraz Farzam, CFA Investment Management Team

Dear Fellow Shareholders,

For the quarter ended September 30, 2012, the FMI Focus Fund reported a gain of 2.65% against a gain of 5.25% by the Russell 2000 Index and a gain of 4.84% by the Russell 2000 Growth Index.  For the fiscal year, FMI Focus Fund reported a gain of 23.48% against a gain of 31.91% by the Russell 2000 Index and a gain of 31.18% by the Russell 2000 Growth Index.

Many of the trends we wrote about in the second calendar quarter have continued through the third quarter.  Fixed income, equities, and many commodities, gold and silver in particular, continue to be levitated by easy

THE VALUE OF A $10,000 INVESTMENT IN THE FMI FOCUS FUND FROM ITS INCEPTION (12/16/96)
TO 9/30/12 AS COMPARED TO THE RUSSELL 2000(1) AND THE RUSSELL 2000 GROWTH(2)

FMI Focus Fund $90,924 Russell 2000(1) $29,372 Russell 2000 Growth(2) $21,053

Results From Fund Inception (12/16/96) Through 9/30/12

			Annualized Total	Annualized Total	Annualized Total Return*
	Total Return*	Total Return* For the	Return* For the 5	Return* For the 10	Through 9/30/12 From
	Last 3 Months	Year Ended 9/30/12	Years Ended 9/30/12	Years Ended 9/30/12	Fund Inception 12/16/96
FMI Focus Fund	2.65%	23.48%	4.69%	10.88%	15.01%
Russell 2000	5.25%	31.91%	2.21%	10.17%	7.06%
Russell 2000 Growth	4.84%	31.18%	2.96%	10.55%	4.83%

(1)	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2)	The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
An investment cannot be made directly into an index.

*
Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  As of the Fund’s Prospectus dated January 31, 2012, the FMI Focus Fund’s annual operating expense ratio is 1.26%.

monetary policies worldwide.  The classic Presidential election cycle is in full swing.  The incumbent party does its best through fiscal policy to juice the economy with the hopes of enhancing reelection probabilities.  Furthermore, the Federal Reserve chairman, desiring reappointment, works the monetary policy.

Sadly, nothing seems to be working with respect to boosting the real economy.  It would seem much of the enormous liquidity has been making its way into the financial markets.  This yields a somewhat bizarre environment for equities as interest rates on the continuum of competing investments from utility stocks through junk bonds and high grade corporates have fallen to historic lows making equities look nominally more attractive.  Concomitantly however, investors are very concerned about corporate earnings as the economy slows to a near stall.  The result is an extremely narrow equity market which puts an enormous premium on growth stocks while ignoring everything else.

As an example, portfolio holding Arrow Electronics Inc. (ARW), a very well-managed, world class leader in electronics distribution sells at a giveaway valuation of seven times earnings and has no takers!  Meanwhile, over in extreme growth land, investors seem to be fighting each other for the opportunity to invest in LinkedIn at over 100 times earnings.  Long-term FMI Focus Fund investors understand and appreciate our valuation discipline.  Our investment philosophy should return to favor at some point, but for the time being we may well continue to lag the popular stocks.  We believe that like a coiled spring, outstanding companies like Arrow Electronics should come flying back as we believe they are simply too cheap.  Patience is required.  Investment styles come in and out of vogue, but buying good businesses at bargain prices has stood the test of time as our long term track record vividly illustrates.

With respect to our tactical outlook, we are indeed quite cautious.  The results of the upcoming elections here in the United States will have a tremendous influence on subsequent economic, fiscal, and monetary policy and the races look very tight.  Europe is still mired in recession and seems to be dragging China into a slowdown.  Europe has yet to resolve its fundamental issues and Chinese policymakers’ decision making is currently on hold pending the once-a-decade regime change.

Businesses here in the U.S. are in a holding pattern with respect to capital spending and inventory plans and are likely to maintain that stance until after the election.  Ordinarily this level of uncertainty would be creating lots of investment opportunities but the extraordinary level of “pump priming” in front of the election has artificially elevated much of the equity markets.  As well, no matter who wins the election, the fiscal cliff will need to be addressed.  We don’t believe the markets have adequately discounted the likely tax increases and reduced government spending in the offing.

However, many stocks are being left behind in this very narrow market.  Opportunities are developing as we speak and more are likely in the months to come.  The upshot is a high cash position, approximately 20% as of this writing, which we aim to deploy into the unfolding environment post-election or on any significant weakness going into the election, one business at a time.

FINANCIALS:  Zions Bancorporation (ZION) – Rick Lane, CFA

Speaking of coiled springs, we believe Zions Bancorporation could be just such a situation.  Notwithstanding the move many bank stocks have enjoyed this year, we believe the Zions equity still has significant upside appreciation potential based on normalized earnings per share exceeding $2.50 in the 2014-2015 timeframe.  While it is true that  Zions faces the same challenges as most banks, (namely narrow lending spreads due to the very low level of interest rates, intense competition in a low loan growth environment, and an unfriendly regulatory regime) Zions has a number of unique earnings drivers that truly distinguishes the investment idea.  Below we walk through the factors, but first a brief description of the franchise.

Established over 100 years ago, Zions Bancorporation is a bank holding company based in Salt Lake City, Utah.  With over 500 offices in Utah, Texas, California, Arizona, Nevada, and Colorado, Zions has approximately $53 billion in total assets.  Known as a business bank, Zions loan portfolio is focused on Commercial and Industrial loans, generally referred to as C&I lending (52%) and Commercial Real Estate (27%), much of which is actually C&I lending using the underlying real estate as collateral.  In addition, a very high percent of the bank’s deposits are non-interest bearing.  The result of these two factors, business loans funded in part by non-interest bearing deposits, is a relatively rich net interest margin, or NIM (the spread the bank earns on loans less what it pays for deposits) of well over 4% in normal times, although the current NIM of 3.65% is cyclically depressed.  The analog to nonfinancial companies is that Zions enjoys high operating margins.

We also like the company’s geographical footprint given its superior population growth characteristics.  The population growth aspect contributed to the credit issues the company endured during the last recession.  Zions’ footprint was ground zero in the housing bust and to survive with the least amount of dilution possible, the bank issued a number of high-coupon, non-equity securities to bolster the balance sheet.  Zions’ cumulative losses from the boom/bust period-loans (put on the book during the boom that ultimately went bust) proved to be less than that experienced at many other banks.  Zions did indeed shoot themselves in the foot during the boom period by leveraging off balance sheet investments in a structure known as a conduit.  Zions’ conduit, named Lockhart, purchased several billion dollars of bank and insurance company trust preferred securities which subsequently experienced credit issues.

As we stand today, we see each of the challenges identified above as drivers to normalized earnings over the next two to three years.  First, the capital structure will fix itself through time as the high yielding non-equity securities mature between now and 2015.  We estimate this factor alone can add over 50 cents in earnings per share.

2

Second, the CDO portfolio (bank and insurance company trust preferred securities) is carried at a very low valuation and many of the underlying financial institutions are getting healthier.  This is a complex situation as Zions also put in place a total return swap, basically an insurance contract, with Deutsche Bank that costs Zions about eight cents per share annually.  At some point, we believe Zions will cancel the contact as the underlying financial institutions improve and Zions can essentially claw-back/write-up the value of these securities by several hundred million dollars.  This would directly improve the bank’s tangible equity capital and facilitate loan growth capability.

Third, Zions’ loan loss reserve is probably too high at 2.68% of loans outstanding.  Our analysis suggests that Zions will gradually bring this down to around the 2% implying over $200 million of excess reserves or some seventy cents per share after tax.  While this would be phased into earnings over time it will add nicely to tangible equity capital as well.

Fourth, as pointed out above, the net interest margin, or NIM, is cyclically depressed at 3.65%.  While NIM is likely to get a little worse before it gets better, the general level of interest rates is very likely to rise again at some future point.  Zions is a very asset sensitive bank which means it benefits much more than most banks from rising interest rates.  As an example, the bank itself estimates a 1% increase in interest rates drives NIM up 5%, while a 2% and 3% rate increase drive 14% and 23% NIM increases, respectively! As well, Zions is sitting on approximately $9 billion in cash (nearly 20% of earnings assets) earning a paltry 25 basis points in short-term investments.  As loan growth picks up, that cash can fund loans at attractive lending spreads.  We admire Zions patience and discipline here.  Most banks are putting their excess liquidity into the securities portfolio which entails some serious risk to higher interest rates.  There is no question Zions is sacrificing near-term earnings in this regard, but we believe the strategy is prudent and will eventually pay off.  Talk about a coiled spring!

On the negative side of the ledger, Zions is currently a little light on tangible common equity, although the positive factors described above should mitigate this as they play out over time.  As well, the regulatory environment is still very unsettled.  Basel III capital requirements are still being debated and, as Zions is above the critical $50 billion in assets level (too big to fail category), capital levels will likely be higher than non-$50 billion in asset regional banks.  Perhaps our biggest fear is the upcoming elections and the potential of a return to populist policies that produced the Consumer Financial Protection Bureau and the Durbin Amendment, just to name a few examples.  The most significant risk to Zions, and all banks for that matter, is a double-dip recession which would create credit issues all over again and put even more pressure on lending spreads.

In our baseline case, we see Zions Bancorporation earning something like $1.65 in earnings per share next year, gradually rising to a $2.50 plus in the subsequent two years.  Applying a twelve- to thirteen-times price earnings ratio would yield a stock price in the $30 to $35 dollar range versus the current $20 price.

HEALTH CARE:  MedAssets Inc. (MDAS) – Aaron Garcia, CFA

MedAssets continued a nice streak of outperformance, up 32.3% in the quarter.  MedAssets is a provider of both revenue technology software and supply chain management services to the hospital industry.  We first became involved in MDAS last year when the stock fell sharply on a large acquisition and several disappointing quarterly results.  Our stance was, and still is, that MedAssets is a unique organization that provides two very high return on investment services to its customers and would be able to overcome its near term operational challenges.

We continue to believe in the transformation of MedAssets from a misunderstood, highly levered, value stock to a popular, high free cash flow generating, growth stock.  The company has successfully addressed both the integration of The Broadlane Group and their sales force execution issues.  Previously, the sales force had been improperly structured so that many signed revenue technology deals were not being implemented in a timely manner.  The reorganization of the sales force is largely complete and the new management of this division has shown two quarters of improving revenue growth and bookings.

Despite the strong calendar year-to-date performance of MedAssets (up 93.4%), we uncharacteristically added to the position in the second quarter.  Our belief is that this company still has an enormous market opportunity in both its businesses.  We think MedAssets can grow revenue by double digits and earnings by 20%+ over the next three years.  This implies a price target of upwards of $30/share, still significantly above the current price.

CONSUMER:  Urban Outfitters Inc. (URBN) – Faraz Farzam, CFA

Our consumer stocks performed well during the quarter led by Urban Outfitters which was up 36.1% on the heels of better than expected second quarter results.  Urban Outfitters Inc. is a lifestyle retail company, which operates retail clothing stores.  It operates through two reportable business segments: Retail and Wholesale.  The Retail segment consists of Urban Outfitters, Anthropologie, Free People, Terrain, Leifsdottir and BHLDN brands, whose merchandise is sold directly through stores, catalogs, call centers and web sites.  The Wholesale segment consists of its Free People division.  It designs, develops and markets young women’s contemporary casual apparel.

The return of founder Dick Hayne, along with a focus on inventory discipline and better merchandising, fueled optimism that the Urban Outfitters turnaround is gaining steam.  Although we trimmed our position modestly we believe the long term earnings power of the company is much higher than current Wall Street forecasts.

3

TECHNOLOGY:  Riverbed Technology Inc. (RVBD) & LogMeIn Inc. (LOGM) – Faraz Farzam, CFA

Broadly speaking the technology sector stock performance was lackluster.  Our best performing stock was Riverbed Technology (please see March 2012 letter).  Riverbed provides solutions for fundamental problems associated with IT performance across wide-area networks.  Its products include solutions for branch offices, mobile workers, private data centers, private clouds and cloud computing.  Riverbed’s stock rebounded 44.2% after a dismal second quarter in which it lost 43.7%.  The swing in the stock price was due to management guiding estimates down after the first quarter and then guiding them up after the second quarter.

Our worst performing tech stock was LogMeIn which was down 26.5% for the quarter.  LogMeIn Inc. develops and markets a suite of remote access, remote support and collaboration solutions that provide instant, secure connections between internet-enabled devices.  It provides essential cloud based services for remote access, device management, data management, customer care and collaboration.

Although second quarter results were in line, the company lowered its outlook on weakening trends from their large European customers.  Although the impact was modest, investors punished the shares on a surprise federal appellate court decision.  In 2011, a patent infringement case against the company by a small Canadian patent holder was essentially thrown out by a lower court in what is known as a summary judgment.  Essentially, the judge in the lower court felt the case against LogMeIn was so weak that no trial was necessary.  Unfortunately, the appeals court judge reversed the ruling and a trial is set for later this year.  We feel strongly that even in the unlikely scenario that LogMeIn loses; the impact to their financials is grossly overstated by the stock reaction.

*********

Distribution: Our Board of Directors has declared a distribution effective October 31, 2012, of $0.75458 per share from net long-term capital gains, payable October 31, 2012 to shareholders of record on October 26, 2012.

We conclude our letter by saying thank you for your investment in the FMI Focus Fund.

Richard E. Lane, CFA	Faraz Farzam, CFA	Aaron J. Garcia, CFA	Richard J. Whiting
Investment Management Team

Securities named in the Letter to Shareholders or in the Management Discussion, but not listed in the Schedule of Investments are not held in the Fund as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.  This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

Risks associated with investing in the Fund are: Stock Market Risk, Small and Medium Capitalization Companies Risks, Value Investing Risk, Market Timing Risk, Leverage Risk, Options Writing and Selling Risk and Short Sales Risk.  For details regarding these risks, please refer to the Fund’s Prospectus dated January 31, 2012.

Please read the prospectus carefully to consider the investment objectives, risks, charges and expenses before investing or sending money.  The prospectus contains this and more information about the FMI Focus Fund.  Please read the prospectus carefully before investing.

For more information about the FMI Focus Fund, call 1-800-811-5311.

Distributed by Rafferty Capital Markets, LLC

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

4

FMI Focus Fund
COST DISCUSSION

Industry Sectors as of September 30, 2012

As a shareholder of the Fund you incur ongoing costs, including management fees and other Fund expenses.  You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in FMI Focus Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund.  To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During Period*
	Value 4/01/12	Value 9/30/12	4/01/12-9/30/12
FMI Focus Fund Actual	$1,000.00	$946.20	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.41

*
Expenses are equal to the Fund’s annualized expense ratio of 1.27%, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2012 and September 30, 2012).

5

MANAGEMENT DISCUSSION OF PERFORMANCE

Fiscal 2012 began with a rebound following a significant drop in July 2011 and a bottom established on September 29, 2011.  While there was volatility, Fund performance continued to move higher into Mid-March of 2012 only to drift sideways through the remainder of the year.  Throughout the year the Fund held a larger than usual cash position as we remained cautious given concerns on Europe and the U.S. fiscal cliff.  At the beginning of the fiscal year, Fund performance was bolstered by investments in the Financial and Information Technology sectors.  Continuing in the second fiscal quarter, there was strong stock selection throughout the portfolio, but most notably in the Industrial and Consumer sectors.  As worries began to consume investor’s confidence and the market declined in the third fiscal quarter, overweight of economically sensitive companies chipped away at the earlier gains.  Most significantly, stock selection in the Industrial, Financial and Information Technology sectors significantly underperformed the market.  As the market began to improve in the fourth fiscal quarter, the Fund’s cash position as well as underperformance by stock selection in the Industrial, Information Technology, and Materials sectors left the Fund lagging.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI Focus Fund, Russell 2000 Index(1) and Russell 2000 Growth Index(2)

	AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
	23.48%	4.69%	10.88%

Past performance does not predict future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index which comprises the 3,000 largest U.S. companies based on total market capitalization.
(2) The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
An investment cannot be made directly into an index.

6

FMI Focus Fund
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2012

ASSETS:
Investments in securities, at value (cost $529,918,030)	$597,186,770
Receivable from investments sold	20,955,340
Receivable from shareholders for purchases	907,886
Dividends receivable	382,449
Other receivable	226,665
Prepaid expenses	32,903
Cash	415
Total assets	$619,692,428
LIABILITIES:
Payable to shareholders for redemptions	$509,184
Payable to adviser for management fees	476,444
Other liabilities	166,083
Total liabilities	1,151,711
NET ASSETS:
Capital Stock, $0.0001 par value; 100,000,000 shares authorized; 20,441,539 shares outstanding	545,441,785
Undistributed net investment loss	(1,487,953)
Net unrealized appreciation on investments	67,268,740
Accumulated net realized gain on investments	7,318,145
Net assets	618,540,717
Total liabilities and net assets	$619,692,428
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share ($618,540,717 ÷ 20,441,539 shares outstanding)	$30.26

The accompanying notes to financial statements are an integral part of this statement.

SCHEDULE OF INVESTMENTS
September 30, 2012

Shares		Cost	Value
COMMON STOCKS — 81.9% (a)

COMMERCIAL SERVICES SECTOR — 9.0%
	Advertising/Marketing Services — 3.9%
1,169,800	Interpublic Group of Cos. Inc.	$7,787,782	$13,008,177
914,722	MDC Partners Inc.	11,927,697	11,287,669
		19,715,479	24,295,846
	Miscellaneous Commercial Services — 2.1%
263,930	Cardtronics Inc.*	3,446,066	7,859,835
157,626	G & K Services Inc.	5,103,700	4,935,270
		8,549,766	12,795,105
	Personnel Services — 3.0%
218,100	ManpowerGroup	10,034,738	8,026,080
365,611	Robert Half International Inc.	10,058,509	9,736,221
38,720	TrueBlue Inc.*	635,264	608,678
		20,728,511	18,370,979
CONSUMER DURABLES SECTOR — 4.1%
	Home Furnishings — 0.7%
171,500	Leggett & Platt Inc.	3,924,310	4,296,075

7

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Cost	Value
COMMON STOCKS — 81.9% (a) (Continued)

CONSUMER DURABLES SECTOR — 4.1% (Continued)
	Recreational Products — 3.4%
364,200	Brunswick Corp.	$7,033,374	$8,241,846
999,700	Winnebago Industries Inc.*	9,880,357	12,626,211
		16,913,731	20,868,057
CONSUMER NON-DURABLES SECTOR — 3.3%
	Apparel/Footwear — 3.3%
349,250	Crocs Inc.*	4,785,161	5,661,343
1,134,828	Fifth & Pacific Cos. Inc.*	7,525,991	14,503,101
		12,311,152	20,164,444
CONSUMER SERVICES SECTOR — 3.0%
	Hotels/Resorts/Cruiselines — 2.0%
407,300	Royal Caribbean Cruises Ltd.	9,774,281	12,304,533
	Restaurants — 1.0%
351,266	Texas Roadhouse Inc.	5,730,672	6,006,649

DISTRIBUTION SERVICES SECTOR — 3.9%
	Electronics Distributors — 1.8%
214,292	Arrow Electronics Inc.*	4,938,229	7,223,782
123,100	ScanSource Inc.*	3,125,814	3,941,662
		8,064,043	11,165,444
	Medical Distributors — 1.0%
177,348	Patterson Cos. Inc.	4,426,319	6,072,396
	Wholesale Distributors — 1.1%
243,437	Beacon Roofing Supply Inc.*	4,748,019	6,937,955

ELECTRONIC TECHNOLOGY SECTOR — 8.0%
	Aerospace & Defense — 3.3%
233,200	BE Aerospace Inc.*	8,577,198	9,817,720
440,129	Hexcel Corp.*	3,726,635	10,571,900
		12,303,833	20,389,620
	Computer Communications — 0.5%
142,161	Riverbed Technology Inc.*	3,404,464	3,308,086
	Computer Peripherals — 0.4%
240,818	Avid Technology Inc.*	2,585,773	2,278,138
	Electronic Components — 1.2%
279,700	Cree Inc.*	7,772,467	7,140,741
	Electronic Equipment/Instruments — 0.3%
82,518	National Instruments Corp.	1,953,234	2,076,978
	Semiconductors — 1.1%
217,636	Power Integrations Inc.	7,255,099	6,622,663
	Telecommunications Equipment — 1.2%
536,800	Ciena Corp.*	7,238,331	7,300,480

ENERGY MINERALS SECTOR — 2.2%
	Oil & Gas Production — 2.2%
92,253	Unit Corp.*	4,482,398	3,828,500

8

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Cost	Value
COMMON STOCKS — 81.9% (a) (Continued)

ENERGY MINERALS SECTOR — 2.2% (Continued)
	Oil & Gas Production — 2.2% (Continued)
207,665	Whiting Petroleum Corp.*	$9,994,032	$9,839,167
		14,476,430	13,667,667
FINANCE SECTOR — 9.1%
	Finance/Rental/Leasing — 1.3%
473,537	Mobile Mini Inc.*	8,722,481	7,912,803
	Insurance Brokers/Services — 0.8%
144,300	Arthur J. Gallagher & Co.	3,957,879	5,168,826
	Life/Health Insurance — 0.6%
66,900	Reinsurance Group of America Inc.	1,818,680	3,871,503
	Major Banks — 1.0%
196,600	Comerica Inc.	6,176,349	6,104,430
	Regional Banks — 5.1%
564,586	Associated Banc-Corp.	8,289,128	7,435,598
199,903	CoBiz Financial Inc.	1,227,759	1,399,321
125,838	Columbia Banking System Inc.	2,399,538	2,333,037
65,800	First Midwest Bancorp Inc.	844,582	825,790
159,200	Hancock Holding Co.	4,839,962	4,927,240
174,555	Sandy Spring Bancorp Inc.	2,458,301	3,360,184
553,700	Zions Bancorporation	9,882,830	11,436,673
		29,942,100	31,717,843
	Savings Banks — 0.3%
107,500	MB Financial Inc.	2,218,467	2,123,125

HEALTH SERVICES SECTOR — 7.8%
	Health Industry Services — 6.0%
523,319	HealthSouth Corp.*	7,742,628	12,591,055
862,500	MedAssets Inc.*	11,154,012	15,352,500
296,984	PAREXEL International Corp.*	6,817,213	9,135,228
		25,713,853	37,078,783
	Hospital/Nursing Management — 1.4%
193,100	Universal Health Services Inc.	8,033,184	8,830,463
	Medical/Nursing Services — 0.4%
126,000	VCA Antech Inc.*	2,649,462	2,485,980

HEALTH TECHNOLOGY SECTOR — 2.5%
	Biotechnology — 1.0%
318,054	Meridian Bioscience Inc.	5,387,937	6,100,276
	Medical Specialties — 1.5%
462,200	Hologic Inc.*	6,683,324	9,354,928

INDUSTRIAL SERVICES SECTOR — 4.1%
	Contract Drilling — 1.9%
283,100	Patterson-UTI Energy Inc.	4,484,615	4,484,304
216,000	Rowan Companies PLC*	6,008,885	7,294,319
		10,493,500	11,778,623

9

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares		Cost	Value
COMMON STOCKS — 81.9% (a) (Continued)

INDUSTRIAL SERVICES SECTOR — 4.1% (Continued)
	Engineering & Construction — 1.9%
198,000	Chicago Bridge & Iron Co. N.V. NYS	$3,667,423	$7,541,820
173,157	Foster Wheeler AG*	4,053,225	4,148,842
		7,720,648	11,690,662
	Environmental Services — 0.3%
92,850	Heritage-Crystal Clean Inc.*	1,903,425	1,843,073

NON-ENERGY MINERALS SECTOR — 0.6%
	Construction Materials — 0.6%
104,150	Trex Co. Inc.*	2,786,183	3,553,598

PROCESS INDUSTRIES SECTOR — 2.3%
	Chemicals: Major Diversified — 0.8%
137,850	Celanese Corp.	3,980,831	5,225,893
	Chemicals: Specialty — 0.7%
97,068	Rockwood Holdings Inc.	4,690,883	4,523,369
	Industrial Specialties — 0.8%
135,400	Polypore International Inc.*	4,839,890	4,786,390

PRODUCER MANUFACTURING SECTOR — 10.9%
	Auto Parts: OEM — 1.0%
165,500	Gentex Corp.	2,977,442	2,815,155
481,474	Modine Manufacturing Co.*	6,409,359	3,553,278
		9,386,801	6,368,433
	Electrical Products — 3.1%
395,450	Greatbatch Inc.*	8,788,403	9,621,299
453,344	Molex Inc. — Cl A	7,788,644	9,846,631
		16,577,047	19,467,930
	Industrial Conglomerates — 1.9%
175,177	SPX Corp.	11,108,246	11,458,328
	Industrial Machinery — 0.9%
65,525	Kennametal Inc.	2,020,318	2,429,667
43,400	Regal-Beloit Corp.	2,856,638	3,058,832
		4,876,956	5,488,499
	Metal Fabrication — 0.4%
185,243	Dynamic Materials Corp.	3,701,455	2,782,350
	Miscellaneous Manufacturing — 1.2%
185,600	Crane Co.	7,253,492	7,411,008
	Trucks/Construction/Farm Machinery — 2.4%
138,124	Astec Industries Inc.*	4,483,766	4,366,100
233,728	Columbus McKinnon Corp.*	4,089,418	3,531,630
171,318	Douglas Dynamics Inc.	2,468,850	2,533,793
233,600	Twin Disc Inc.	5,710,192	4,181,440
		16,752,226	14,612,963

10

FMI Focus Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares or Principal Amount		Cost	Value
COMMON STOCKS — 81.9% (a) (Continued)

RETAIL TRADE SECTOR — 1.7%
	Apparel/Footwear Retail — 1.7%
274,500	Urban Outfitters Inc.*	$7,791,151	$10,310,220

TECHNOLOGY SERVICES SECTOR — 7.2%
	Data Processing Services — 1.2%
57,500	Fiserv Inc.*	2,176,984	4,256,725
72,300	Global Payments Inc.	3,180,556	3,024,309
		5,357,540	7,281,034
	Information Technology Services — 1.2%
103,257	Sapient Corp.*	717,191	1,100,720
236,700	VeriFone Systems Inc.*	7,814,687	6,592,095
		8,531,878	7,692,815
	Internet Software/Services — 2.6%
312,300	Ancestry.com Inc.*	7,561,051	9,393,983
147,355	LogMeIn Inc.*	5,141,904	3,305,173
87,300	OpenTable Inc.*	3,671,427	3,631,680
		16,374,382	16,330,836
	Packaged Software — 2.2%
198,202	Aspen Technology Inc.*	3,638,888	5,123,522
398,919	Parametric Technology Corp.*	5,138,094	8,696,434
		8,776,982	13,819,956
TRANSPORTATION SECTOR — 2.2%
	Air Freight/Couriers — 1.8%
211,800	Con-way Inc.	5,726,212	5,796,966
375,500	UTI Worldwide Inc.	5,568,415	5,057,985
		11,294,627	10,854,951
	Trucking — 0.4%
130,300	Werner Enterprises Inc.	2,229,745	2,784,511
	Total common stocks	439,607,518	506,876,258

SHORT-TERM INVESTMENTS — 14.6% (a)
	Variable Rate Demand Note — 14.6%
$90,310,512	U.S. Bank, N.A., 0.00%	90,310,512	90,310,512
	Total short-term investments	90,310,512	90,310,512
	Total investments — 96.5%	$529,918,030	597,186,770
	Other assets, less liabilities — 3.5% (a)		21,353,947
	TOTAL NET ASSETS — 100.0%		$618,540,717

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
NYS – New York Registered Shares
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

11

FMI Focus Fund
STATEMENT OF OPERATIONS
For the Year Ended September 30, 2012

INCOME:
Dividends	$5,105,440
Total income	5,105,440
EXPENSES:
Management fees	5,526,138
Transfer agent fees	759,146
Administrative and accounting services	360,307
Printing and postage expense	112,483
Registration fees	57,791
Professional fees	41,746
Custodian fees	38,686
Board of Directors fees	38,000
Other expenses	40,911
Total expenses	6,975,208
NET INVESTMENT LOSS	(1,869,768)
NET REALIZED GAIN ON INVESTMENTS	19,447,084
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	84,926,743
NET GAIN ON INVESTMENTS	104,373,827
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$102,504,059

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2012 and 2011

	2012	2011
OPERATIONS:
Net investment loss	$(1,869,768)	$(2,488,986)
Net realized gain on investments	19,447,084	58,623,851
Net change in unrealized appreciation (depreciation) on investments	84,926,743	(73,235,303)
Net increase (decrease) in net assets from operations	102,504,059	(17,100,438)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net realized gains ($1.199 per share)	(20,612,169)	—
FUND SHARE ACTIVITIES:
Proceeds from shares issued (7,242,183 and 5,580,921 shares, respectively)	216,329,245	167,985,242
Net asset value of shares issued in distributions reinvested (704,646 shares)	20,068,950	—
Cost of shares redeemed (4,536,577 and 4,632,260 shares, respectively)	(134,681,768)	(139,979,537)
Net increase in net assets derived from Fund share activities	101,716,427	28,005,705
TOTAL INCREASE	183,608,317	10,905,267
NET ASSETS AT THE BEGINNING OF THE YEAR	434,932,400	424,027,133
NET ASSETS AT THE END OF THE YEAR (Includes undistributed
net investment loss of (($1,487,953) and $0, respectively)	$618,540,717	$434,932,400

The accompanying notes to financial statements are an integral part of these statements.

12

FMI Focus Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$25.54	$26.37	$22.72	$28.34	$34.83
Income from investment operations:
Net investment (losses) income	(0.10)	(0.15)	(0.11)	0.02	(0.11)
Net realized and unrealized gains (losses) on investments	6.02	(0.68)	3.79	(0.65)	(3.98)
Total from investment operations	5.92	(0.83)	3.68	(0.63)	(4.09)
Less distributions:
Distributions from net investment income	—	—	(0.03)	—	—
Distributions from net realized gains	(1.20)	—	—	(4.99)	(2.40)
Total from distributions	(1.20)	—	(0.03)	(4.99)	(2.40)
Net asset value, end of year	$30.26	$25.54	$26.37	$22.72	$28.34
TOTAL RETURN	23.48%	(3.15%)	16.21%	3.52%	(12.58%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	618,541	434,932	424,027	403,999	593,176
Ratio of expenses to average net assets	1.26%	1.26%	1.30%	1.40%	1.53%
Ratio of net investment (loss) income to average net assets	(0.34%)	(0.48%)	(0.47%)	0.12%	(0.37%)
Portfolio turnover rate	55%	78%	59%	58%	72%

The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
September 30, 2012

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Focus Fund (the “Fund”), a series of FMI Funds, Inc. (the “Company”) which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Fund commenced operations on December 16, 1996.  The assets and liabilities of each Fund in the Company are segregated as a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The investment objective of the Fund is to seek capital appreciation principally through investing in common stock.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price or if no sale is reported, at the latest bid price.  Securities which are traded over-the-counter are valued at the latest bid price.  Securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market but which were not traded on the valuation date are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  Options purchased or written by the Fund are valued at the average of the current bid and asked prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser or the sub-adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  As of September 30, 2012 there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Fund applies the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Fund uses various valuation approaches.  ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring

13

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

that the most observable inputs be used when available.  Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2012, based on the inputs used to value them:

Valuation Inputs	Investments in Securities
Level 1 — Common Stocks	$506,876,258
Level 2 — Variable Rate Demand Note	90,310,512
Level 3 —	—
Total	$597,186,770

It is the Fund’s policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the year ended September 30, 2012.
See the Schedule of Investments for investments detailed by industry classification.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ASC 820.  At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement.  The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement.  The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. ASU No. 2011-04 has been adopted by the Fund and there has been no material impact to the disclosures.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.

(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

(d)
The Fund has investments in short-term variable rate demand notes, which are unsecured instruments.  The Fund may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Fund’s policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

(f)
No provision has been made for Federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2012, open Federal tax years include the tax years ended September 30, 2009 through 2012.  The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

14

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

(h)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  During the fiscal year ended September 30, 2012, the reclassifications were as follows:

Undistributed Net	Accumulated Net
Investment Income	Realized Gain/(Loss)	Paid In Capital
$381,815	$—	$(381,815)

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties —

The Fund has a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager.  Under the terms of the current agreement, the Fund will pay FMI a monthly management fee at an annual rate of 1.00% of the daily net assets.  The Fund is responsible for paying its proportionate share of the compensation, benefits and expenses of its Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Fund.

FMI entered into a sub-advisory agreement with Broadview Advisors, LLC, with whom a certain director of the Fund is affiliated, to assist it in the day-to-day management of the Fund.  Broadview Advisors, LLC, determines which securities will be purchased, retained or sold for the Fund.  FMI pays Broadview Advisors, LLC 0.85% of the first $500 million of the average daily net assets of the Fund and 0.80% of the Fund’s average daily net assets in excess of $500 million.

Under the management agreement, FMI will reimburse the Fund for expenses over 2.75% of the daily net assets of the Fund. No such reimbursements were required for the year ended September 30, 2012.

The Fund has entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  The Plan provides that the Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund.  For the year ended September 30, 2012, no such expenses were incurred.

Under the Fund’s organizational documents, each director, officer, employee or other agent of the Fund (including the Fund’s investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2012, one financial intermediary is the record owner of approximately 33% of the Fund’s shares.

(3)	Credit Agreement —

U.S. Bank, N.A. has made available to the Fund a $66,000,000 credit facility pursuant to a Credit Agreement (“Agreement”) effective November 18, 2002 for the purpose of having cash available to satisfy redemption requests and to purchase portfolio securities.  Principal and interest of such loan under the Agreement are due not more than 20 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by the Fund.  During the year ended September 30, 2012, the Fund did not borrow against the Agreement.  The Credit Agreement is renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 31, 2012, the Fund declared a distribution of $15,014,034 from long-term capital gains ($0.75458 per share).  The distribution will be paid on October 31, 2012 to shareholders of record on October 26, 2012.

(5)	Investment Transactions —

For the year ended September 30, 2012, purchases and proceeds of sales of investment securities (excluding short-term investments) were $301,166,181 and $250,432,008, respectively.

(6)	Income Tax Information —

The following information for the Fund is presented on an income tax basis as of September 30, 2012:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$537,613,919	$88,208,343	$(28,635,492)	$59,572,851	$—	$15,014,034

15

FMI Focus Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(6)	Income Tax Information — (Continued)

The difference between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Post-enactment losses must be utilized prior to pre-enactment losses. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The RIC Act now allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains. This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2012 and 2011, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, tax basis post-October losses as of September 30, 2012, which are not recognized for tax purposes until the first day of the following fiscal year, and late year ordinary losses are:

September 30, 2012					September 30, 2011
Ordinary	Long-Term			Late	Ordinary	Long-Term
Income	Capital Gains	Capital Loss	Post-October	Year	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Losses	Distributions	Distributions
$—	$20,612,169	$—	$—	$(1,487,953)	$—	$—

Since there were no ordinary distributions paid for the Fund for the year ended September 30, 2012, there were no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 (Unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of FMI Focus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Focus Fund (the “Fund,” a series of FMI Funds, Inc.) at September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 31, 2012

16

FMI Focus Fund
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director
Non-Interested Directors
Barry K. Allen, 64	Director	Indefinite Term	Mr. Allen is President of Allen	4	BCE, Inc. (Bell
c/o Fiduciary		Since 1996	Enterprises, LLC (Boca Grande, FL)		Canada Enterprise),
Management, Inc.			a private equity investments and		Harley-Davidson,
100 E. Wisconsin Ave.			management company, and Senior		Inc. and FMI
Suite 2200			Advisor for Providence Equity		Common Stock
Milwaukee, WI 53202			Partners (Providence, RI) since		Fund, Inc.
September, 2007. He was
Executive Vice President of Qwest
Communications International, Inc.
(Denver, CO) from September, 2002 to
June, 2007.
Robert C. Arzbaecher, 52	Director	Indefinite Term	Mr. Arzbaecher is President and	4	Actuant Corporation,
c/o Fiduciary		Since 2007	Chief Executive Officer of Actuant		CF Industries
Management, Inc.			Corporation (Menomonee Falls, WI),		Holdings, Inc. and
100 E. Wisconsin Ave.			a manufacturer of a broad range of		FMI Common Stock
Suite 2200			industrial products and systems, and		Fund, Inc.
Milwaukee, WI 53202			the Chairman of the Board of
Directors of Actuant Corporation.
Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I	4	FMI Common Stock
Gunnlaugsson, 68		Since 2001	Corporation (Milwaukee, WI) in		Fund, Inc.
c/o Fiduciary			December, 2000.
Management, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202
Paul S. Shain, 49	Director	Indefinite Term	Mr. Shain is President and Chief	4	FMI Common Stock
c/o Fiduciary		Since 2001	Executive Officer of Singlewire		Fund, Inc.
Management, Inc.			Software, LLC (Madison, WI), a provider
100 E. Wisconsin Ave.			of IP-based paging and emergency
Suite 2200			notification systems. Prior to joining
Milwaukee, WI 53202			Singlewire in April, 2009, Mr. Shain was
Senior Vice President of CDW
Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information
Networks, a strategic business unit of
CDW which CDW acquired in 2006.
Mr. Shain was employed in various capacities
by CDW and Berbee Information Networks
from January, 2000 to October, 2008.

17

FMI Focus Fund
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Position	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Fund	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Patrick J. English,* 51	Director	Indefinite Term	Mr. English is Chief Executive Officer,	4	FMI Common Stock
c/o Fiduciary		Since 1997	Chief Investment Officer and Treasurer		Fund, Inc.
Management, Inc.	Vice	One Year Term	of Fiduciary Management, Inc. and has
100 E. Wisconsin Ave.	President	Since 1996	been employed by the Adviser in
Suite 2200			various capacities since December, 1986.
Milwaukee, WI 53202
Ted D. Kellner,* 66	Director	Indefinite Term	Mr. Kellner is Executive Chairman of	4	FMI Common
c/o Fiduciary		Since 1996	Fiduciary Management, Inc. which he		Stock Fund, Inc.
Management, Inc.	President	One Year Term	co-founded in 1980.
100 E. Wisconsin Ave.	and	Since 1996
Suite 2200	Treasurer
Milwaukee, WI 53202
Richard E. Lane*, 56	Director	Indefinite Term	Mr. Lane is President of Broadview	3	None
c/o Fiduciary		Since 2001	Advisors, LLC, the sub-adviser to the
Management, Inc.			Fund.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202
Other Officers
John S. Brandser, 50	Vice	One Year Term	Mr. Brandser is President, Secretary,	N/A	FMI Common
c/o Fiduciary	President	Since 2008	Chief Operating Officer and Chief		Stock Fund, Inc.
Management, Inc.	and	One Year Term	Compliance Officer of Fiduciary
100 E. Wisconsin Ave.	Secretary	Since 2009	Management, Inc. and has been
Suite 2200			employed by the Adviser in various
Milwaukee, WI 53202			capacities since March, 1995.
Kathleen M. Lauters, 60	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief	N/A	None
c/o Fiduciary	Compliance	of Board	Compliance Officer since
Management, Inc.	Officer	Since 2004	September, 2004.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202
__________

*
Messrs. English and Kellner are interested directors of the Fund because they are officers of the Fund and the Adviser.  Mr. Lane is an interested director of the Fund because he is an officer of the Fund’s sub-adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how the Fund voted proxies relating to portfolio securities is available on the Fund’s website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the Commission’s website.  The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

18

FMI Focus Fund
NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

19

FMI Focus Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
ROBERT C. ARZBAECHER
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

PORTFOLIO MANAGER
BROADVIEW ADVISORS, LLC
330 East Kilbourn Avenue, Suite 1475
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124

CUSTODIAN	DISTRIBUTOR
U.S. BANK, N.A.	RAFFERTY CAPITAL
MARKETS, LLC

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP

LEGAL COUNSEL
FOLEY & LARDNER LLP

ANNUAL REPORT
September 30, 2012

FMI Large Cap Fund
(FMIHX)

FMI Common Stock Fund
(FMIMX)

FMI International Fund
(FMIJX)

FMI Funds Advised by Fiduciary Management, Inc. www.fmifunds.com

FMI Funds
TABLE OF CONTENTS

FMI Large Cap Fund
Shareholder Letter	3
Management’s Discussion of Fund Performance	8
Schedule of Investments	9
Industry Sectors	10

FMI Common Stock Fund
Shareholder Letter	11
Management’s Discussion of Fund Performance	16
Schedule of Investments	17
Industry Sectors	18

FMI International Fund
Shareholder Letter	19
Management’s Discussion of Fund Performance	23
Schedule of Investments	24
Industry Sectors	25

Financial Statements
Statements of Assets and Liabilities	26
Statements of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Financial Statements	30

Report of Independent Registered Public Accounting Firm	35
Cost Discussion	36
Directors and Officers	37
Additional Information	38
Disclosure Information	38
Notice of Privacy Policy	39
Householding Notice	39

FMI
Large Cap
Fund

September 30, 2012

Dear Fellow Shareholders,

The FMI Large Cap Fund gained 4.76% in the quarter ending September 30, 2012 compared to the benchmark Standard & Poor’s 500 Index return of 6.35%. For the calendar nine months, the Fund advanced 13.97% which lagged the 16.44% gain in the S&P 500.  From a group standpoint, Finance, Distribution Services, Energy Minerals and Technology Services hurt relative performance, while Consumer Services and Process Industries helped.  Staples Corp. continued to perform poorly in the period and the challenges at this company now appear to be more structural and longer term in nature; we decided to sell that position.  Our initial foray into Expeditors International proved premature as the slowdown in trade between Asia and the U.S., which we thought was adequately discounted in the price, was not.  With economic weakness seeming to accelerate toward the end of the quarter, the takeoff for this stock may be bumpy and elongated. It’s an excellent company, however, and has strong management and a gold-plated balance sheet, so we will ride out the cyclical weakness.  We’ve highlighted the stock below. The last stock on the “perp walk” is Willis Group Holdings.  They have struggled to integrate a domestic acquisition and effectively manage a couple of restructurings.  While the numbers haven’t turned yet, a late September presentation by the company was more encouraging with respect to a U.S. turnaround.  The performance of the strategy year-to-date is about what we would expect.  Historically we have generally lagged in strong up markets (while more than making up for it in difficult markets).  It’s not to say we haven’t made mistakes, as the scorecard would attest. Our style, however, does seem to be somewhat out-of-favor, with growth stocks significantly outperforming value stocks in recent periods.  Finally, the recent rally seems to be more about financial engineering by the Fed than anything fundamental.  We’re not confident that this “Bernanke trade” will outlast the deteriorating economic and corporate earnings picture.

Most of the major regions of the world seem to be slowing or already experiencing recessionary conditions.  The eurozone appears to be in a full-blown recession.  China and Brazil have slowed significantly.  The United States is sputtering.  Economists pay attention to the Purchasing Managers Index (PMI) as an indicator of whether economic conditions are improving or deteriorating (numbers less than 50 indicate deterioration).  The United States, China, Germany, Japan, the United Kingdom, Italy, Brazil, Australia, Canada and most of the large countries have PMIs less than 50.

The recent stabilization of the unemployment rate in the U.S. is undermined by a plunge in the labor force (the denominator in the calculation). The labor participation rate of 63.5% is the lowest in over 30 years.  11.2% of the labor force is out of work, if we include the 7 million no longer seeking employment.  The key leading indicator of business capital spending slid 3.4% in July and has been down four of the past five months.  Housing has certainly bounced off the bottom, but with true unemployment so high and the economy weakening, we have doubts about a continuing recovery in this sector.  Business capital expenditures,

Manufacturing PMI
1/31/2011 - 9/30/2012

Source:  Bloomberg

incidentally, are 7% of GDP whereas housing is only 2% of GDP.  Household net worth is down significantly over the past five years and real incomes have fallen.  In short, the economic picture, both here and abroad, is not very good.

The Fed, European Central Bank (ECB) and other central bankers have taken it upon themselves to fix this problem.  That is the way they think.  Both the fiscal and monetary authorities look to governments to solve fundamental problems, reflecting a general lack of trust in classic economic policies and free markets.  To Mr. Bernanke, the fact that four years of unprecedented stimulus yielded little in the way of results (and has perhaps dangerous long term consequences) is not a reason to stop and reassess.  It’s an opportunity to say that not enough has been done; it’s a call to action. The latest iteration of money printing, QE3, is now underway, with the Fed expanding its balance sheet once again to the tune of an additional $40 billion per month ($85 billion per month in total) indefinitely.  Mario Draghi, the head of the ECB, is using the same playbook.  He’s doing “whatever it takes” to solve the eurozone problem, including an “unlimited” bond buying program.  Japan recently followed with a $126 billion “asset purchasing program.”  Brazil is talking up the same game.  Even Switzerland has begun their own version of quantitative easing.  In the long run, easy money policies rarely achieve their objectives and often have very serious repercussions.  Yet stock markets seem to be cheering it on in the short run.

With the constant calling for governments and central banks to do more, perhaps it would be useful to talk briefly about the potential downside of these policies.  Fiscal challenges have been addressed repeatedly in recent letters and will be put aside here, save this one statement: historically, U.S. federal government spending has been about 19-20% of GDP; today it is 24%.  From a monetary perspective, we quote the highly respected economist David Malpass: “Whatever the Fed’s theory, the reality is that its attempts to prime the pump haven’t worked.  They distort and weaken the economy and chase capital into such job losers as gold, government bonds, and factories abroad.”  Today’s ground-hugging interest rate policies have decimated the saver and the risk averse.  Horizon Kinetics, in their July report, estimates that the U.S. bond market is approximately $36.9 trillion with about 37% ($13.65 trillion) maturing over the next 60 months.  The average coupon on maturing bonds is about 4.27% and these are being replaced by bonds with an average coupon of 1.55%. The difference in these two coupons means that if interest rates remain roughly where they are today, $371 billion of income will be lost each and every year for the next five years.  That is 2.45% of GDP lost each year (of course, there is an offsetting impact to borrowers).  Imagine the fallout if one introduced a tax of this magnitude!  Most likely related to quantitative easing, commodity prices have also skyrocketed over the past few years.  This has had a very negative impact with respect to food and gasoline prices.  It’s tantamount to a significant regressive tax.  At the same time, the leveraged hedge fund speculators and Wall Street “carry traders” win big from the Bernanke rally.  The very people the administration demonizes are the same ones for whom the Fed is throwing a party. It’s fascinating, not to mention ironic, to see leaders who denigrated trickle down economic growth theories emanating from lower tax rates now embrace trickle down wealth theories coming from the Fed.  Long term it seems logical to expect what has nearly always happened when governments print money at a far greater rate than the underlying economies are growing: inflation and currency debasement.  Interestingly, despite extensive economic weakness, the September eurozone inflation rate is expected to rise to 2.8%, up from 2.6% in August and well above the ECB’s target of 2.0%.

Howard Marks, who has managed money for forty years and is one of the great investors of our time, recently made this statement: “The world seems more uncertain today than at any other time in my life.”  We confess to similar sentiments, but there is always the chance that we are misreading the tea leaves and that the stock market gains anticipate a better economic environment in 2013. Perhaps following the elections Congress will address the so-called fiscal cliff with sensible compromises.  Perhaps the leaders will come to acceptable pathways that will reduce deficits and corral the many unfunded liabilities.  Perhaps Europe will somehow stem their fiscal and monetary crises and not drag the Federal Reserve into the fray.  Every investor has to ask whether these events are likely and whether the 2012 stock market rally already discounts it.

This stock market move, which began in March of 2009, recently hit 43 months, which is the median duration of 15 bull markets since 1929. The 129.6% gain in the current stretch compares to a median of 83.1%. There is nothing magical or predictive from these facts other than to point out that it might take some fundamental improvement in earnings, sales growth or productivity to keep it going.  The economic outlook today, both here and abroad, does not look like it will provide much lift in the near term and unfortunately, both sales growth and profit margins appear to be headed the other way, as the charts on the following page depict.

S&P 500 Sales Per Share	Corporate Profits
Year to Year Percentage Change	Year to Year Percentage Change

Source: Standard & Poor’s Corporation	Source: Bureau of Economic Analysis
Shaded areas represent recessionary periods.	Corporate Profits: After Tax with Inventory Valuation
and Capital Consumption Adjustments
Shaded areas represent recessionary periods.

A large number of transportation and industrial stocks are announcing poor earnings outlooks and orders.  FedEx, Norfolk Southern, Expeditors, Forward Air, Caterpillar, Navistar, Joy Global, Steel Dynamics, Rockwell and many others have had recent confessions.  Stocks that depend on better employment or capital spending have been especially hurt.  Business confidence is slipping.  It is getting to be an old story but it’s impossible to say when it will end.  The best we can do in the interim is to let valuation and long term “strength of franchise” be our guide.  Higher multiple stocks, lower quality balance sheet stocks, and money losing enterprises have been among the big winners so far in 2012. Valuations remain elevated. We think investors should be wary and stay focused on quality, even if that results in near term underperformance.  Somewhat paradoxically, considering the near term economic outlook, the portfolio might begin to tilt more heavily in coming periods toward some of the cyclical companies as their stocks come under increasing pressure.  There is always a tug-of-war between valuation and fundamentals and having a long term investment time horizon gives us opportunities to buy superior cyclical franchises when their near term operating environment is weak.  We’ve highlighted one such idea below, Expeditors International.

While today is very cloudy, we do expect sunnier economic times to eventually return, along with better underlying business fundamentals.  Why? Business people want to grow. They want to invest. They want to build and they are willing to add labor… when they feel the systems and environment will reward such activity. This will be a far sturdier foundation for equity performance than government stimulus or Federal Reserve financial engineering.

Expeditors International of Washington
(Analyst: Rob Helf)

Description

Seattle-based Expeditors is a $6 billion, international, non-asset-based global logistics provider focused primarily on air and ocean freight forwarding and customs brokerage.  The company utilizes its strong relationships with airline and ocean freight carriers, as well as its sophisticated IT systems and professional workforce, to earn strong margins and returns.

Good Business

•	Expeditors is a leading provider of international freight forwarding and logistics services.
•	The company benefits from the growth of global trade and complex supply chains. Shippers should continue to increase their reliance on leading logistics partners to ease international trade issues.
•	The business model is asset-light as the company owns no planes or ships and relies on capacity owners to move the freight. This results in high returns and cash flow.
•	Expeditors has built a superior global business platform through organic growth, an integrated IT platform and a committed professional staff.
•	The company has ample opportunity to grow as it generates $6 billion in gross revenues, which represents less than 5% of the $150 billion air and ocean freight market.

•	The company has an outstanding track record of growth of both sales and profits.
•	The business model generates strong returns and cash flow. Historically, Expeditors’ return-on-capital has been in the 15-20% range.
•	The balance sheet has a large cash balance ($1.4 billion) and no debt.

Valuation

•	Expeditors currently trades at 1.1 times enterprise value-to-sales (EV/S) and 22 times depressed 2012 earnings per share (EPS). On a cash-adjusted basis, the stock trades at 18 times EPS.
•	Historically, the stock has traded at 1.6 times EV/S and 33 times EPS. The shares are at a discount to one standard deviation below their historical mean.

Management

•
Expeditors’ management team has delivered steady growth and profitability for years.  Importantly, management takes a long-term view of the company, eschews a short-term, Wall Street mentality and uses compensation as a powerful tool to incentivize its professional staff.  The company has maintained a consistent compensation philosophy which includes a modest base salary and the opportunity to share in a fixed percentage of profits generated.  This has resulted in superior value creation for shareholders and has motivated employees.

•	Mr. Peter Rose is Chairman and CEO of Expeditors. He has served as a director and officer of the company since 1981.
•	Mr. James Wang is President-Asia Pacific and has served as a director since 1988. Mr. R. Jordan Gates is President and COO. He is also a director and joined the company in 1991.

Investment Thesis

Expeditors has built an enviable international forwarding platform with both strong customer and asset-owner relationships.  It has grown at above-average rates over the past decade while generating high returns-on-capital.  The shares, which historically have carried a large growth premium, are down substantially.  Recent concerns over international trade volumes, particularly coming east from Asia, and paradoxically (given economic weakness) tight commercial airlines lift capacity, have provided an entry point for this strong franchise. Over the long run, we expect Asian growth to resume, and for Expeditors to regain some of its former premium.

Sysco Corp.
(Analyst: Karl Poehls)

Description

Sysco is the largest provider of foodservice products in the U.S. and Canada, distributing more than 300,000 products to 400,000 restaurants, schools, hotels, health-care institutions, and other foodservice customers. Restaurants account for two-thirds of Sysco’s annual sales, with independents contributing 60% of restaurant sales and chains making up the rest. The company’s SYGMA network focuses on serving large chain restaurants in the quick-service or quick-family markets (13% of revenues).

Good Business:

•
Sysco is a dominant franchise and industry leader; it is the largest foodservice distributor in the U.S. with 18% market share, and benefits from significant economies of scale. Evidence can be found in the company’s operating margin, which is roughly 3 times its closest competitor.

•	The company provides products that are necessities for daily life, and is an easy business to understand.
•	Sysco has a long history of generating extremely consistent revenues and earnings.
•	Sysco generated a strong return on invested capital (ROIC) of 14.8% in fiscal 2012 versus a 5-year and 10-year average ROIC of 17.6% and 20.0%, respectively.
•
Generation of excess free cash flow in conjunction with modest capital requirements has allowed the company to return 67% of net income to shareholders over the past 5 years, through a combination of dividends and share repurchases.

•	The balance sheet is conservatively financed and Sysco maintains an A+ senior bond rating from Standard & Poor’s.

Valuation

•	Sysco’s stock is trading 24% below its all-time high and has been a laggard for a number of years.
•	The company’s current EV/S multiple is 0.46 times which is one standard deviation below its 10-year average multiple of 0.63 times.
•	Sysco’s current EV/EBITDA (earnings before interest, taxes, depreciation and amortization) multiple is 8.4 times, nearly one standard deviation below its 10-year average multiple of 10.4 times.
•
The company’s fiscal year 2013 price-to-earnings (P/E) multiple is 15.6 times very depressed earnings, which compare to the trailing 5-year and 10-year average P/E multiples of 15.2 times and 19.9 times, respectively. Further, the company’s substantial business transformation investment is expected to depress fiscal 2013 earnings by $0.30 per share.

•	Precedent mergers and acquisitions transactions announced for 12 comparable companies between 2000 and 2007 were executed at a median EV/EBITDA multiple of 11.0 times.
•	Sysco’s common shares have an attractive 3.5% dividend yield.
•	A conservative discounted cash flow (DCF) valuation yields a per share value 30% higher than the current stock price.

Management

•	Sysco’s top 10 executive managers have been with the company for an average of 20 years.
•	Executive management is compensated based on three key operating metrics: earnings per share growth, return on equity, and operating company performance.

Investment Thesis

Over the past 5 years, the U.S. casual dining industry has experienced an unprecedented downturn with 20 consecutive quarters of negative traffic growth before seeing slight improvement in 2011. This headwind has brought the historically strong growth in Sysco’s revenues and earnings to a near standstill. In addition, the company is investing north of $1 billion to improve its internal operations, including the implementation of a company-wide enterprise resource planning (ERP) system, which has led to elevated operating expenses. These factors have limited investor excitement about Sysco’s near-term outlook. However, the company continues to strengthen its competitive position and its shares are available at an attractive valuation.

******

Distributions:  Our Board of Directors has declared a distribution effective October 31, 2012, of $0.13009458 per share from net investment income; $0.08634 per share from short-term capital gains which will be treated as ordinary income; and $0.11869 per share from net long-term capital gains, payable October 31, 2012 to shareholders of record on October 26, 2012.

Thank you for your continued support of the FMI Large Cap Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com
This shareholder letter is unaudited.

FMI Large Cap Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2012, the FMI Large Cap Fund (the “Fund”) had a total return of 26.17%. The benchmark Standard & Poor’s 500 Index(1) returned 30.20% in the same period. Finance, Retail, Electronic Technology and excess cash all hurt relative performance. Underweighted positions in Finance and Electronic Technology, two strong areas for the market, exacerbated the relative underperformance coming from stock selection.  Producer Manufacturing, Consumer Non-Durables, Utilities, and Technology Services all aided relative performance. Stock selection was an important factor in the positive relative performance of all of these sectors except for Utilities, where our underweighted position was the helping factor.  Willis Group, Staples, Expeditors International, GlaxoSmithKline, and Devon Energy were all negative contributors.  Ingersoll-Rand, Illinois Tool Works and Covidien were positive contributors. Diageo and Rockwell were sold during the fiscal year because of valuation. Staples was sold because we underestimated the secular challenges to this business. UPS was sold partly due to valuation but also due to an escalating problem with their exposure to multi-employer pension plan liabilities. Kohl’s, Illinois Tool Works and Expeditors International were among stocks added during the fiscal year. At September 30, 2012, the overweighted sectors included Producer Manufacturing and Commercial Services and the underweighted sectors included Electronic Technology, Communications and Utilities.  The stock market rebounded significantly in fiscal 2012, which we believe had more to do with monetary actions, i.e. quantitative easing, than any meaningful improvement in underlying fundamentals.  As the fiscal year ended, economic activity had weakened across a broad spectrum of geographies. The debt crisis showed little sign of improvement in Europe, the United States or Japan. Valuations have moved higher from a year ago and do not look particularly attractive from a long term historical basis. From a macroeconomic and policy perspective, we do not see the fiscal or monetary initiatives of the past several years as being conducive to good long-term growth and employment. The explosive growth in government liabilities is particularly worrisome. Despite these negatives, we believe equities are the most attractive asset class over a long term investment time horizon. The Fund continues to sell at a discount to the S&P 500 on most valuation measures. Over long periods of time, lower valuation securities tend to outperform higher valuation ones.  Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI LARGE CAP FUND AND STANDARD & POOR’S 500 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN
				Since
				Inception
	1-Year	5-Year	10-Year	12/31/01
FMI Large Cap Fund	26.17%	3.61%	10.36%	7.28%
S&P 500 Index	30.20%	1.05%	8.01%	4.18%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)   The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

An investment cannot be made directly into an index.

This page is unaudited.

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Shares		Cost	Value

COMMON STOCKS — 92.3% (a)

COMMERCIAL SERVICES SECTOR — 6.2%
	Advertising/Marketing
	Services — 3.5%
4,149,000	Omnicom Group Inc.	$182,382,769	$213,922,440
	Miscellaneous
	Commercial Services — 2.7%
4,068,000	Cintas Corp.	110,867,898	168,618,600

CONSUMER NON-DURABLES SECTOR — 6.7%
	Food: Major Diversified — 2.9%
2,841,000	Nestlé S.A. - SP-ADR	128,338,653	179,579,610
	Household/Personal Care — 3.8%
2,748,000	Kimberly-Clark Corp.	176,119,404	235,723,440

CONSUMER SERVICES SECTOR — 3.0%
	Media Conglomerates — 3.0%
4,015,700	Time Warner Inc.	111,845,669	182,031,681

DISTRIBUTION SERVICES SECTOR — 7.5%
	Food Distributors — 4.4%
8,735,000	Sysco Corp.	245,074,325	273,143,450
	Medical Distributors — 3.1%
4,923,000	AmerisourceBergen
	Corp.	151,151,247	190,569,330

ELECTRONIC TECHNOLOGY SECTOR — 3.5%
	Electronic Components — 3.5%
6,408,150	TE Connectivity Ltd.	165,976,687	217,941,182

ENERGY MINERALS SECTOR — 4.1%
	Oil & Gas Production — 4.1%
4,205,000	Devon Energy Corp.	269,151,300	254,402,500

FINANCE SECTOR — 13.3%
	Financial Conglomerates — 3.0%
3,218,000	American
	Express Co.	114,851,027	182,975,480
	Insurance Brokers/Services — 2.1%
3,504,400	Willis Group
	Holdings PLC	133,437,529	129,382,448
	Major Banks — 8.2%
13,500,000	Bank of New York
	Mellon Corp.	348,544,627	305,369,999
6,485,000	Comerica Inc.	197,278,667	201,359,250
		545,823,294	506,729,249
HEALTH TECHNOLOGY SECTOR — 7.2%
	Medical Specialties — 3.9%
3,994,000	Covidien PLC	186,511,636	237,323,480
	Pharmaceuticals: Major — 3.3%
4,348,000	GlaxoSmithKline
	PLC - SP-ADR	188,235,705	201,051,520

INDUSTRIAL SERVICES SECTOR — 2.7%
	Oilfield Services/Equipment — 2.7%
2,270,000	Schlumberger Ltd.	138,319,400	164,189,100

PROCESS INDUSTRIES SECTOR — 2.2%
	Chemicals: Agricultural — 2.2%
1,522,550	Monsanto Co.	89,141,027	138,582,501

PRODUCER MANUFACTURING SECTOR — 17.0%
	Industrial Conglomerates — 13.0%
3,580,000	3M Co.	275,417,164	330,863,600
3,550,000	Berkshire Hathaway
	Inc. - Cl B*	256,260,087	313,110,000
3,510,000	Ingersoll-Rand PLC	152,875,444	157,318,200
		684,552,695	801,291,800
	Industrial Machinery — 4.0%
4,170,000	Illinois Tool
	Works Inc.	207,181,092	247,989,900

RETAIL TRADE SECTOR — 6.3%
	Department Stores — 2.4%
2,855,000	Kohl’s Corp.	144,031,851	146,233,100
	Discount Stores — 3.9%
3,252,000	Wal-Mart Stores Inc.	163,607,247	239,997,600

	Data Processing Services — 2.9%
3,031,000	Automatic Data
	Processing Inc.	125,616,368	177,798,460
	Information Technology Services — 4.2%
3,681,000	Accenture PLC	146,245,819	257,780,430
	Packaged Software — 2.7%
5,673,000	Microsoft Corp.	159,469,971	168,941,940

	Air Freight/Couriers — 2.8%
4,820,000	Expeditors International
	of Washington Inc.	182,581,968	175,255,200
	Total common stocks	4,750,514,581	5,691,454,441

FMI Large Cap Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Principal Amount		Cost	Value
SHORT-TERM INVESTMENTS — 7.5% (a)
	Commercial Paper — 7.5%
$265,200,000	U.S. Bank, N.A., 0.05%,
	due 10/01/12	$265,200,000	$265,200,000
200,000,000	GE Capital Corp., 0.04%,
	due 10/12/12	199,997,556	199,997,556
	Total short-term
	investments	465,197,556	465,197,556
	Total investments
	— 99.8%	$5,215,712,137	6,156,651,997
	Other assets,
	less liabilities
	— 0.2% (a)		11,161,366
	TOTAL NET
	ASSETS — 100.0%		$6,167,813,363

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
PLC – Public Limited Company
SP-ADR – Sponsored American Depositary Receipt

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2012 (Unaudited)

FMI
Common Stock
Fund

September 30, 2012

Dear Fellow Shareholders,

The FMI Common Stock Fund gained 1.15% in the quarter ended September 30, 2012 compared to the benchmark Russell 2000 Index return of 5.25%. For the calendar nine months, the Fund advanced 5.65% which lagged the 14.23% gain in the benchmark.  From a group standpoint, Process Industries, Finance, and Distribution Services hurt relative performance, while Transportation and Industrial Services helped.  There was an inordinate amount of activity late in the second quarter and through most of the third quarter as the rally allowed us to harvest winners such as Lancaster, Valspar, PetSmart, and Eagle Materials.  Additionally, after reunderwriting a number of stocks, we also sold Bemis, United Stationers, TeleTech and two other equities that were not yet completed by the end of the quarter. These five stocks face more challenging fundamentals than we originally anticipated.  This activity resulted in a relatively high level of cash, which hurt investment performance.  Additionally, our technology related distribution stocks, including a new purchase, Anixter, significantly underperformed year-to-date as worries about the economy and technology spending escalated.  We like our investments in this space even though Wall Street currently does not.  Below we highlight Anixter.  Similarly, cyclical concerns clipped Kennametal and Kirby, but both of these companies are strong and can weather bumpy times.  In short, we didn’t get much right in the quarter or in the year-to-date period and 2012 looks like a mirror image of 2011’s strong relative performance.  Adding salt to the wounds, our style seems to be somewhat out of favor, with so-called growth stocks significantly outperforming value stocks in recent periods.  Valuations, however, are stretched for the stocks that make up the benchmark Russell 2000. Additionally, the strong move in the Russell so far this year seems to be a low quality affair; 510 out of the stocks in the benchmark are losing money and those stocks were up nearly 30% on a year-to-date basis.  Historically we have generally lagged in strong up markets (while more than making up for it in difficult markets), but of course, there are no guarantees.  Finally, the recent rally seems to be more about financial engineering by the Fed than anything fundamental.  We’re not confident that this “Bernanke trade” will outlast the deteriorating economic picture.

Most of the major regions of the world seem to be slowing or already experiencing recessionary conditions.  The eurozone appears to be in a full-blown recession.  China and Brazil have slowed significantly.  The United States is sputtering.  Economists pay attention to the Purchasing Managers Index (PMI) as an indicator of whether economic conditions are improving or deteriorating (numbers less than 50 indicate deterioration).  The United States, China, Germany, Japan, the United Kingdom, Italy, Brazil, Australia, Canada and most of the large countries have PMIs less than 50.
Manufacturing PMI
1/31/2011 - 9/30/2012

Source:  Bloomberg

The recent stabilization of the unemployment rate in the U.S. is undermined by a plunge in the labor force (the denominator in the calculation). The labor participation rate of 63.5% is the lowest in over 30 years.  11.2% of the labor force is out of work, if we include the 7 million no longer seeking employment.  The key leading indicator of business capital spending slid 3.4% in July and has been down four of the past five months.  Housing has certainly bounced off the bottom, but with true unemployment so high and the economy weakening, we have doubts about a continuing recovery in this sector.  Business capital expenditures, incidentally, are 7% of GDP whereas housing is only 2% of GDP.  Household net worth is down significantly over the past five years and real incomes have fallen.  In short, the economic picture, both here and abroad, is not very good.

The Fed, European Central Bank (ECB) and other central bankers have taken it upon themselves to fix this problem.  That is the way they think.  Both the fiscal and monetary authorities look to governments to solve fundamental problems, reflecting a general lack of trust in classic economic policies and free markets.  To Mr. Bernanke, the fact that four years of unprecedented stimulus yielded little in the way of results (and has perhaps dangerous long term consequences) is not a reason to stop and reassess.  It’s an opportunity to say that not enough has been done; it’s a call to action. The latest iteration of money printing, QE3, is now underway, with the Fed expanding its balance sheet once again to the tune of an additional $40 billion per month ($85 billion per month in total) indefinitely.  Mario Draghi, the head of the ECB, is using the same playbook.  He’s doing “whatever it takes” to solve the eurozone problem, including an “unlimited” bond buying program.  Japan recently followed with a $126 billion “asset purchasing program.”  Brazil is talking up the same game.  Even Switzerland has begun their own version of quantitative easing.  In the long run, easy money policies rarely achieve their objectives and often have very serious repercussions.  Yet stock markets seem to be cheering it on in the short run.

With the constant calling for governments and central banks to do more, perhaps it would be useful to talk briefly about the potential downside of these policies.  Fiscal challenges have been addressed repeatedly in recent letters and will be put aside here, save this one statement: historically, U.S. federal government spending has been about 19-20% of GDP; today it is 24%.  From a monetary perspective, we quote the highly respected economist David Malpass: “Whatever the Fed’s theory, the reality is that its attempts to prime the pump haven’t worked.  They distort and weaken the economy and chase capital into such job losers as gold, government bonds, and factories abroad.”  Today’s ground-hugging interest rate policies have decimated the saver and the risk averse.  Horizon Kinetics, in their July report, estimates that the U.S. bond market is approximately $36.9 trillion with about 37% ($13.65 trillion) maturing over the next 60 months.  The average coupon on maturing bonds is about 4.27% and these are being replaced by bonds with an average coupon of 1.55%. The difference in these two coupons means that if interest rates remain roughly where they are today, $371 billion of income will be lost each and every year for the next five years.  That is 2.45% of GDP lost each year (of course, there is an offsetting impact to borrowers).  Imagine the fallout if one introduced a tax of this magnitude!  Most likely related to quantitative easing, commodity prices have also skyrocketed over the past few years.  This has had a very negative impact with respect to food and gasoline prices.  It’s tantamount to a significant regressive tax.  At the same time, the leveraged hedge fund speculators and Wall Street “carry traders” win big from the Bernanke rally.  The very people the administration demonizes are the same ones for whom the Fed is throwing a party. It’s fascinating, not to mention ironic, to see leaders who denigrated trickle down economic growth theories emanating from lower tax rates now embrace trickle down wealth theories coming from the Fed.  Long term it seems logical to expect what has nearly always happened when governments print money at a far greater rate than the underlying economies are growing: inflation and currency debasement.  Interestingly, despite extensive economic weakness, the September eurozone inflation rate is expected to rise to 2.8%, up from 2.6% in August and well above the ECB’s target of 2.0%.

Howard Marks, who has managed money for forty years and is one of the great investors of our time, recently made this statement: “The world seems more uncertain today than at any other time in my life.”  We confess to similar sentiments, but there is always the chance that we are misreading the tea leaves and that the stock market gains anticipate a better economic environment in 2013. Perhaps following the elections Congress will address the so-called fiscal cliff with sensible compromises.  Perhaps the leaders will come to acceptable pathways that will reduce deficits and corral the many unfunded liabilities.  Perhaps Europe will somehow stem their fiscal and monetary crises and not drag the Federal Reserve into the fray.  Every investor has to ask whether these events are likely and whether the 2012 stock market rally already discounts it.

This stock market move, which began in March of 2009, recently hit 43 months, which is the median duration of 15 bull markets since 1929. The 129.6% gain in the current stretch compares to a median of 83.1%. There is nothing magical or predictive from these facts other than to point out that it might take some fundamental improvement in earnings, sales growth or productivity to keep it going.  The economic outlook today, both here and abroad, does not look like it will provide much lift in the near term and unfortunately, both sales growth and profit margins appear to be headed the other way, as the charts on the following page depict.

S&P 500 Sales Per Share	Corporate Profits
Year to Year Percentage Change	Year to Year Percentage Change

Source: Standard & Poor’s Corporation	Source: Bureau of Economic Analysis
Shaded areas represent recessionary periods.	Corporate Profits: After Tax with Inventory Valuation
and Capital Consumption Adjustments
Shaded areas represent recessionary periods.

A large number of transportation and industrial stocks are announcing poor earnings outlooks and orders.  FedEx, Norfolk Southern, Expeditors, Forward Air, Caterpillar, Navistar, Joy Global, Steel Dynamics, Rockwell and many others have had recent confessions.  Stocks that depend on better employment or capital spending have been especially hurt.  Business confidence is slipping.  It is getting to be an old story but it’s impossible to say when it will end.  The best we can do in the interim is to let valuation and long term “strength of franchise” be our guide.  Higher multiple stocks, lower quality balance sheet stocks, and money losing enterprises have been among the big winners so far in 2012. Valuations remain elevated. We think investors should be wary and stay focused on quality, even if that results in near term underperformance.  Somewhat paradoxically, considering the near term economic outlook, the portfolio might begin to tilt more heavily in coming periods toward some of the cyclical companies as their stocks come under increasing pressure.  There is always a tug-of-war between valuation and fundamentals and having a long term investment time horizon gives us opportunities to buy superior cyclical franchises when their near term operating environment is weak.  We’ve highlighted one such idea below, Anixter International.

While today is very cloudy, we do expect sunnier economic times to eventually return, along with better underlying business fundamentals.  Why? Business people want to grow. They want to invest. They want to build and they are willing to add labor… when they feel the systems and environment will reward such activity. This will be a far sturdier foundation for equity performance than government stimulus or Federal Reserve financial engineering.

Anixter International
(Analyst: Rob Helf)

Description

Anixter is a leading global distributor of communications infrastructure products (55% of sales), which includes cabling and security systems, as well as industrial wire and cable (26%) and fasteners/other components to original equipment manufacturers (OEMs) for use in assembled products.  Anixter distributes more than 450,000 products to an estimated $50-$60 billion combined addressable market from over 7,000 suppliers through locations in 263 cities in 50 countries.  Anixter sells across a wide variety of geographies including North America (71% of sales), Europe (19%) and Asia/Latin America (10%).

Good Business

•	Anixter is a leader in the distribution of cabling and wiring around the globe.
•	The company has a global infrastructure of 225 strategically located facilities worldwide. Additionally, the company has a common, proprietary IT system connecting its infrastructure.
•	The company distributes 450,000 products to 100,000 customers from 7,000 suppliers, and the top five largest suppliers represent 30% of sales. Project exposure averages 15% of revenue.
•	The products that Anixter distributes represent a small percentage of customers’ total expenditures.

•
Organic growth should be better than average as the company benefits from the secular expansion of data/communication and security as well as the company’s emerging market initiatives.  Over the last 10 years, Anixter has grown sales and earnings per share (EPS) at 8% and 17%, respectively.

•	Anixter has generated an average return on invested capital (ROIC) of approximately 10% over the past 12 years. This is above the company’s weighted average cost of capital.
•	The balance sheet is appropriately levered.

Valuation

•
Anixter currently trades at approximately 0.47 times enterprise value (EV)-to-revenues, 7.4 times earnings before interest, taxes, depreciation and amortization (EBITDA) and 10 times forward earnings per share (EPS) estimates.

•	Historically, the company has traded at 0.5 times revenues, 10 times EBITDA and 15 times EPS.

Management

•
Mr. Robert Eck, 52 years old, is President, Chief Executive Officer and a Director of the company.  He has been with Anixter since 1989.  Prior to his current position, Eck was Executive VP and COO of Enterprise Cabling and Security Solutions.  Eck joined the company in 1989 and during his tenure he has held several executive positions including Senior VP-Supply Chain Solutions and Regional VP.

•
Mr. Ted Dosch, 51, is Executive VP and CFO.  He joined the company in January 2009 from Whirlpool.  His experience includes Corporate VP-Global Productivity at Whirlpool; CFO-North America and VP-Maytag Integration at Whirlpool and other executive positions. Since his hiring, Mr. Dosch has been involved in working capital management and financial performance measurement.

•	Mr. Sam Zell has been Chairman since 1985. He owns 5 million shares, or 14% of the company.
•
Management incentives are based on targeted goals for each executive and generally include a return on capital component.  The company has exhibited capital discipline in the past, including special dividends, share repurchases and acquisitions/divestitures.

Investment Thesis

Anixter should be able grow sales, earnings and cash flow at above-average rates through organic expansion and acquisitions, while generating a return on capital in excess of its cost of capital.  Anixter provides a low tech avenue to higher technology spending growth. The company has built a global distribution network which benefits from secular trends and emerging market expansion.  Importantly, the experienced management team has demonstrated fiscal discipline, including debt management in periods of expansion and contraction as well as returning capital to shareholders through buybacks and special dividends.

Advance Auto Parts Inc.
(Analyst: Dan Sievers)
Description

Advance Auto Parts is a leading specialty retailer of automotive aftermarket parts, accessories, batteries and maintenance items with over 3,600 stores and a #1 market position in the Northeast, Mid-Atlantic, and Southeast United States.  Advance was constructed as a do-it-yourself (DIY) retail concept, but entered the larger and somewhat faster growing commercial do-it-for-me (DIFM) market in 1996, leveraging an enhanced retail infrastructure to sell to a large and highly fragmented market of small automotive garages. DIFM sales represented 34% of the total in 2011 (up from 25% in 2007), and 38% of the total sales in the first half of 2012. DIFM delivery programs exist at about 90% of its stores.

Good Business

•	In geographies representing 78% of sales, Advance commands the leading #1 market position.
•
The company’s traffic and transactions are often based on need (batteries, starters, alternators, belts & hoses, mufflers, etc.), producing a low correlation between sales and consumer discretionary spending.

•
Auto parts retailing is inventory intensive (parts availability is paramount), which limits the economic case for traditional e-commerce models. Additional limiting characteristics include strong customer service intensity, the frequent need for immediate installation, and the “high-weight-to-value” of most parts (which limits a vendor’s ability to offer low-cost shipping options).

•	We expect continued share gains by each of the top three hybrid-DIY/DIFM players, as each has built an advantaged supply chain and distribution system when compared to many small competitors.
•	This is an easy business to understand and favorable industry trends include: (1) record average vehicle age, (2) growing miles driven, (3) and OEM dealership consolidation.
•	Including the heavy burden of capitalized operating leases, we estimate that Advance generates an average ROIC of greater than 10%.

Valuation

•	At 6.0 times EV/EBITDA, Advance trades at one standard deviation below the 5 and 10 year averages of 7.1 times and 8.4 times, respectively (competitors AutoZone and O’Reilly trade above 9 times).
•	The 0.82 times EV/Sales multiple appears out of step with the company’s improving profitability (10.8% EBIT margin in 2011), which we believe can reach 12% over the next few years.
•	Based on 2011 results, the stock offers an attractive 11% free cash flow yield.

Management

•
Darren Jackson, 47, has served as CEO since January 2008. Mr. Jackson, previously EVP at Best Buy, has brought increased focus on merchandising and supply chain initiatives, while driving the company towards a 50/50 balance between retail DIY and commercial DIFM sales. He has done an admirable job shifting corporate focus away from heavy new store growth and towards improving operating margins, working capital efficiency, and returns on invested capital (ROIC).

•	Management’s current initiatives aiming at daily store replenishment are significant and should increase the company’s competitive position in coming years.
•	Advance has opportunistically repurchased and retired 41% of the 2004 share base at an average price of $43, a shrewd use of capital benefitting long-term shareholders.
•	Economic value added (EVA) became the governor of long-term incentive compensation in 2008.

Investment Thesis

Advance Auto Parts is a good-quality provider of automotive aftermarket parts with good balance between the DIY and DIFM channels, which together represent a relatively stable though mature end market. Large players like Advance, AutoZone and O’Reilly enjoy a significant competitive advantage versus smaller local players and hold a combined market share of 33% in the DIY space and just under 11% in the DIFM space, according to the Automotive Aftermarket Industry Association (AAIA).  2012 industry trends have been soft, exacerbated by weather-related inventory issues.  Additionally, Advance faces a potential competitive incursion in Florida from O’Reilly.  Though we do not expect an immediate rebound in same store sales, we believe that investor focus on the weak near term results has offered the opportunity to invest in a solid and increasingly well-managed franchise at an attractive 11% free cash flow yield.

******

Distributions:  Our Board of Directors has declared a distribution effective October 31, 2012, of $0.08649616 per share from net investment income; $0.28379 per share from short-term capital gains which will be treated as ordinary income; and $2.12186 per share from net long-term capital gains, payable October 31, 2012 to shareholders of record on October 26, 2012.

Thank you for your support of the FMI Common Stock Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

This shareholder letter is unaudited.

FMI Common Stock Fund
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

During the fiscal year ended September 30, 2012, the FMI Common Stock Fund (the “Fund”) had a total return of 22.38%. The benchmark Russell 2000 Index(1) returned 31.91% in the same period. Distribution Services, Health Services, Finance, Health Technology, Process Industries and cash were among the several sectors that underperformed the benchmark. Stock selection and relative weightings both contributed significantly to the underperformance.  Harte-Hanks, Kennametal, Bemis, AptarGroup, Patterson, ScanSource, Covance and others hurt relative performance. Sectors that helped performance included Non-Energy Minerals, Electronic Technology, and Producer Manufacturing.  Eagle Materials, Carlisle, and Woodward aided relative performance. Woodward, Lancaster, JB Hunt, Federated Investors, United Stationers, Bemis and Alliant Techsystems were among stocks that were sold during the fiscal year.  The first three, Woodward, Lancaster and JB Hunt, were sold due to valuation.  The others listed were sold due to a reassessment of the long term fundamentals. New purchases included H.B. Fuller, Innophos, Cimarex, and Gentex.  At September 30, the overweighted sectors included Producer Manufacturing, Process Industries and Distribution Services. Underweighted sectors included Finance, Consumer Non-Durables and Consumer Services. The stock market rebounded significantly in fiscal 2012, which we believe had more to do with monetary actions, i.e. quantitative easing, than any meaningful improvement in underlying fundamentals.  As the fiscal year ended, economic activity had weakened across a broad spectrum of geographies. The debt crisis showed little sign of improvement in Europe, the United States or Japan. Valuations have moved higher from a year ago and do not look particularly attractive from a long term historical basis. From a macroeconomic and policy perspective, we do not see the fiscal or monetary initiatives of the past several years as being conducive to good long-term growth and employment. The explosive growth in government liabilities is particularly worrisome. Despite these negatives, we believe equities are the most attractive asset class over a long term investment time horizon. The Fund continues to sell at a discount to the Russell 2000 on most valuation measures. Over long periods of time, lower valuation securities tend to outperform higher valuation ones.  Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI COMMON STOCK FUND AND THE RUSSELL 2000 INDEX(1)

AVERAGE ANNUALIZED TOTAL RETURN
				Since
				Inception
	1-Year	5-Year	10-Year	12/18/81
FMI Common
Stock Fund	22.38%	6.12%	10.90%	11.96%
Russell 2000 Index	31.91%	2.21%	10.17%	10.02%

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)   The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which comprises the 3,000 largest U.S. companies based on total market capitalization.

An investment cannot be made directly into an index.

This page is unaudited.

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Shares		Cost	Value
COMMON STOCKS — 91.5% (a)

COMMERCIAL SERVICES SECTOR — 5.6%
	Advertising/Marketing
	Services — 0.8%
1,233,075	Harte-Hanks Inc.	$14,015,785	$8,545,210
	Financial Publishing/
	Services — 2.1%
290,000	The Dun & Bradstreet
	Corp.	19,868,506	23,089,800
	Miscellaneous Commercial
	Services — 2.7%
736,000	Cintas Corp.	17,929,877	30,507,200

CONSUMER DURABLES SECTOR — 1.4%
	Other Consumer
	Specialties — 1.4%
414,000	Mine Safety
	Appliances Co.	12,032,362	15,429,780

DISTRIBUTION SERVICES SECTOR — 17.3%
	Electronics
	Distributors — 8.9%
425,000	Anixter
	International Inc.	28,156,288	24,420,500
1,403,000	Arrow
	Electronics Inc.*	31,275,434	47,295,130
882,000	ScanSource Inc.*	22,931,882	28,241,640
		82,363,604	99,957,270
	Medical Distributors — 6.6%
585,000	Owens & Minor Inc.	16,778,650	17,479,800
1,631,000	Patterson Cos. Inc.	40,534,664	55,845,440
		57,313,314	73,325,240
	Wholesale
	Distributors — 1.8%
566,000	World Fuel Services
	Corp.	23,216,290	20,155,260

ELECTRONIC TECHNOLOGY SECTOR — 1.5%
	Electronic Production
	Equipment — 1.5%
635,000	MKS Instruments Inc.	17,090,625	16,186,150

ENERGY MINERALS SECTOR — 3.4%
	Oil & Gas Production — 3.4%
652,000	Cimarex Energy Co.	37,798,978	38,174,600

FINANCE SECTOR — 12.5%
	Finance/Rental/
	Leasing — 1.7%
494,000	Ryder System Inc.	20,780,371	19,295,640
	Insurance Brokers/
	Services — 2.4%
763,000	Arthur J.
	Gallagher & Co.	16,392,496	27,330,660
	Life/Health
	Insurance — 2.3%
997,000	Protective Life Corp.	15,983,284	26,131,370
	Property/Casualty
	Insurance — 3.0%
905,000	W.R. Berkley Corp.	22,734,967	33,928,450
	Regional Banks — 3.1%
604,000	Cullen/Frost
	Bankers Inc.	35,205,404	34,687,720

HEALTH SERVICES SECTOR — 3.7%
	Health Industry
	Services — 2.3%
552,000	Covance Inc.*	23,637,911	25,772,880
	Medical/Nursing
	Services — 1.4%
809,000	VCA Antech Inc.*	16,997,846	15,961,570

HEALTH TECHNOLOGY SECTOR — 4.4%
	Medical Specialties — 4.4%
258,875	Bio-Rad
	Laboratories Inc.*	22,127,426	27,627,140
408,000	West Pharmaceutical
	Services Inc.	16,327,619	21,652,560
		38,455,045	49,279,700
INDUSTRIAL SERVICES SECTOR — 3.0%
	Oilfield Services/
	Equipment — 3.0%
313,000	Bristow Group Inc.	8,134,903	15,822,150
1,458,000	McDermott
	International Inc.*	18,965,858	17,816,760
		27,100,761	33,638,910
MISCELLANEOUS SECTOR — 0.5%
	Investment Trusts/
	Mutual Funds — 0.5%
267,950	PICO Holdings Inc.*	8,444,922	6,114,619

PROCESS INDUSTRIES SECTOR — 11.4%
	Chemicals: Specialty — 6.3%
333,000	Compass Minerals
	International Inc.	24,168,637	24,838,470
476,000	Innophos
	Holdings Inc.	23,636,301	23,081,240
315,000	Sigma-Aldrich Corp.	15,670,380	22,670,550
		63,475,318	70,590,260
	Containers/Packaging — 3.0%
651,000	AptarGroup Inc.	19,162,286	33,663,210
	Industrial Specialties — 2.1%
752,000	H.B. Fuller Co.	20,886,926	23,071,360

PRODUCER MANUFACTURING SECTOR — 15.2%
	Auto Parts: OEM — 1.6%
1,068,000	Gentex Corp.	20,602,809	18,166,680

FMI Common Stock Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares or
Principal Amount	Cost	Value
COMMON STOCKS — 91.5% (a) (Continued)

PRODUCER MANUFACTURING SECTOR — 15.2% (Continued)
	Electrical Products — 3.4%
1,735,000	Molex Inc. - Cl A	$31,532,890	$37,684,200
	Industrial
	Conglomerates — 2.4%
407,000	SPX Corp.	22,883,026	26,621,870
	Industrial Machinery — 3.1%
923,000	Kennametal Inc.	37,218,259	34,224,840
	Miscellaneous
	Manufacturing — 2.9%
626,000	Carlisle Cos. Inc.	16,800,707	32,501,920
	Office Equipment/
	Supplies — 1.8%
619,000	Avery Dennison Corp.	16,602,918	19,696,580

RETAIL TRADE SECTOR — 4.4%
	Discount Stores — 1.5%
252,000	Family Dollar
	Stores Inc.	4,945,740	16,707,600
	Specialty Stores — 2.9%
475,000	Advance Auto
	Parts Inc.	32,193,067	32,509,000

TECHNOLOGY SERVICES SECTOR — 4.8%
	Data Processing
	Services — 3.0%
1,434,000	Broadridge Financial
	Solutions Inc.	30,925,092	33,455,220
	Information Technology
	Services — 1.8%
531,000	Jack Henry &
	Associates Inc.	9,767,741	20,124,900

TRANSPORTATION SECTOR — 2.4%
	Air Freight/Couriers — 1.0%
352,000	Forward Air Corp.	11,267,415	10,704,320
	Marine Shipping — 1.4%
285,000	Kirby Corp.*	11,152,557	15,754,800
	Total common stocks	856,779,099	1,022,988,789

SHORT-TERM INVESTMENTS — 8.4% (a)
	Commercial Paper — 8.4%
$68,700,000	U.S. Bank, N.A., 0.05%,
	due 10/01/12	68,700,000	68,700,000
25,000,000	GE Capital Corp., 0.04%,
	due 10/12/12	24,999,694	24,999,694
	Total short-term
	investments	93,699,694	93,699,694
	Total investments
	— 99.9%	$950,478,793	1,116,688,483
	Other assets,
	less liabilities
	— 0.1% (a)		1,812,130
	TOTAL NET
	ASSETS — 100.0%		$1,118,500,613

*	Non-income producing security.
(a)   Percentages for the various classifications relate to net assets.

The accompanying notes to financial statements are an integral part of this schedule.

INDUSTRY SECTORS
as of September 30, 2012 (Unaudited)

FMI
International
Fund

September 30, 2012

Dear Fellow Shareholders,

The FMI International Fund gained 4.09% in the three months ending September 30, 2012, compared with the MSCI EAFE Index’s return of 4.67% in local currency and 6.92% in U.S. Dollars (USD).  Through nine months, the Fund has advanced 13.55% while the benchmarks, MSCI EAFE local and USD, are up 9.10% and 10.08%, respectively.  While unprecedented monetary action by the European Central Bank (ECB), U.S. Federal Reserve (Fed), and Bank of Japan have helped fuel the recent stock rally, the core economic environment and employment landscape remain weak.  With a number of significant macro concerns still outstanding, we will continue to proceed with heightened caution and prudence.

In the third quarter, strong individual stock performance was generated by Henkel, Adecco and Tesco, while SMC Corp, CRH, and Rolls Royce all lagged. Positive sector contributions from Consumer Non-Durables, Commercial Services and Process Industries were partially offset by weaker relative performance in Finance, Producer Manufacturing, and Health Technology.

We welcome new shareholders and remind them that the last year of our shareholder letters for the Fund – as well as the FMI Common Stock Fund and the FMI Large Cap Fund – are accessible on our website at www.fmifunds.com.

Ladies & Gentlemen: Start Your Printing Presses!

In a continuing Pavlovian response to fundamental economic weakness and unemployment, governments are “stimulating” on the fiscal front and “accommodating” on the monetary front.  The third quarter was a busy one, with four new initiatives announced in September alone. The ECB unveiled a potentially unlimited bond-buying program, China announced ¥1 trillion ($157 billion) of infrastructure stimulus, the Fed launched QE3 with $40 billion of mortgage purchases per month, and the Bank of Japan (BOJ) added ¥10 trillion ($126 billion) to its asset-purchasing program, which now totals ¥80 trillion ($1 trillion). While these measures may have bought some time and helped boost stock prices in the near-term, they are, unfortunately, unlikely to solve the underlying problems.  China is a special case, but with respect to other major developed areas mentioned above, the structural debt issues and lack of competitiveness won’t be ameliorated by the wave of a government magic wand.

In Europe, ECB President Mario Draghi overcame a clash with Germany’s Bundesbank and has pushed through a bond-buying program aimed at lowering the borrowing cost of troubled eurozone countries. Before Draghi’s pledge on July 26 to do “whatever it takes to preserve the euro,” Spain and Italy’s 10-year bond yields had peaked at 7.6% and 6.6%, respectively, levels which are deemed unsustainable.(1)  The ECB’s assertion that buying short-term sovereign debt (less than 3 years) is an act of providing liquidity, and does not violate its restriction on financing governments, would be laughable under normal circumstances, but instead reveals the degree to which expediency rules the day. Draghi is now “All In,” with no real “Plan B” in sight. The ECB will be taking on meaningful credit risk, making a promise that puts every eurozone country, particularly Germany, in jeopardy, and there is little doubt, at least in our minds, that should the monetary union collapse, it will come back on the United States.  Draghi knows that in a widespread European financial panic, the U.S. will be the backstop.  The Fed has done it before and given Mr. Bernanke’s philosophical bent, is likely to do it again – only the problem is significantly bigger this time.  While we will have to wait and see what the market will say over time, we expect that investors will continue to differentiate between eurozone sovereigns, and that the latest ECB “solution” will not put an end to the debt crisis.  Financial engineering does little to make the European fundamentals brighter.

The economy in Europe continues to reflect tough times. The eurozone appears to be in its second recession in three years (flat real GDP growth in the first quarter, -0.5% growth in the second quarter, and a Bloomberg survey of -0.8% growth in the third quarter)(2).  Even Germany looks to be turning down.  In September, Germany’s Manufacturing Purchasing
_________________

(1)	On September 30, 2012, Spain and Italy’s 10-year bond yields had dropped to 5.9% and 5.1%, respectively.
(2)	Growth is reported year-over-year.

Manufacturing PMI
1/31/2011 - 9/30/2012

Source:  Bloomberg

Managers Index (PMI) reading(3) of 47.4 showed that the manufacturing sector has contracted for 7 straight months (10 out of the last 12), hitting a three-year low in July (43.0). The eurozone’s PMI figures tell a similar story (see chart), with manufacturing contracting for 14 straight months, also reaching a 3-year low in July (44.0). Good news is hard to find in Europe and we would expect this reality to eventually outweigh the money printing rally.

Our observations in Asia also give us some cause for concern. For the same reasons that we have highlighted in prior shareholder letters, China’s economy continues to slow sharply. We can now add FedEx, Dow Chemical, and Applied Materials to the growing list of multinational companies citing a slowdown in China. The country’s playbook of stimulative fixed investment may not be sustainable.  There appears to be a tug-of-war going on in China between the Keynesians and the free marketers.  The $157 billion infrastructure stimulus program is far less than the $586 billion spent in 2008-09. Perhaps some of the central planners recognize the danger in empty high rise apartment buildings, bridges to nowhere and bullet trains with few riders. With political turmoil intensifying in the midst of the once-a-decade change in communist leadership, China’s outlook remains unsettled.  We quickly add, however, that longer term we are more positive on China.  We never want to underestimate a country that values education, sacrifice and hard work.

In Japan, real GDP growth(4) is expected to slow from 3% in the first half of 2012 to 1.6%(5) in the second half of the year, driven by weak exports and soft consumer spending. A strengthening yen continues to disadvantage exporters, while challenging demographics (a shrinking population) hinders domestic growth opportunities. Japan’s debt level as a percentage of GDP is by far the highest of any major developed economy, projected to be upwards of 230% by 2013, and no real efforts are being made to address what has likely become an insurmountable burden.  The International Monetary Fund (IMF) is projecting 1.5% real GDP growth in Japan in 2013, an uninspiring figure, but one which may prove to be overly optimistic if a global recovery does not start to take form.

While we may come across as overly bearish at the macro level, we do see attractive investment prospects when evaluating specific stock ideas. Some of the market’s best opportunities come during times of fear and uncertainty, and FMI has shown in the past that we have the ability to make money for our shareholders through difficult times. We strive to identify high-quality businesses that can withstand almost any economic environment, and buy them at discount valuations. We evaluate companies from the bottom-up with a focus on in-depth security analysis, striving to generate above-average returns while taking below-average risk. As always, we will continue to “eat our own cooking” and invest alongside our shareholders. Below we highlight two of the Fund’s investments:

CRH PLC
(Analyst: Karl Poehls)

Description

CRH PLC is a company based in Dublin, Ireland, which manufactures and distributes building material products. The company’s products include cement, aggregates, asphalt, ready-mixed concrete, agricultural and chemical lime, and concrete

_________________

(3)	A reading of less than 50 implies contraction and greater than 50 implies expansion.
(4)	Growth is reported year-over-year.
(5)	According to a Bloomberg survey on September 20, 2012.

products. The company also offers concrete paving and landscaping; precast concrete products; clay bricks, pavers, roofing tiles, and blocks; prepackaged concrete mixes; glass fabrication; and construction accessories. In addition, CRH markets and sells builders’ supplies to the construction industry as well as the do-it-yourself (DIY) market. The company’s earnings before interest, taxes, depreciation and amortization (EBITDA) can be segmented geographically as follows: 50% North America; 35% Western Europe; and 15% Emerging Regions, including Poland, China, and India.

Good Business:

•
CRH’s aggregates, asphalt, and cement products are absolutely necessary elements of global infrastructure. Therefore, as buildings, roads, highways, and bridges wear out over time, replacement demand will ultimately translate into increased revenue for the company.

•
CRH owns or leases 14 billion tons of aggregates reserves globally and is a top 10 cement producer in Western Europe. In the U.S., CRH operates as Oldcastle Inc. and is the third largest aggregates producer as well as the market leader in asphalt.

•	We estimate that CRH’s weighted average cost of capital is approximately 7-8%. Over the past 10 years, the company’s return on invested capital (ROIC) has averaged 9%.
•	The company generates considerable excess free cash flow (FCF). Over the past 5 years, CRH’s FCF has averaged €1.1 billion. This funds the annual dividend, which currently yields 4%.
•	CRH has a solid balance sheet with net debt of €3.9 billion. As of June 2012, CRH’s interest coverage and financial leverage ratios were 6.7 times and 2.4 times, respectively.

Valuation

•	At the current price, the company’s stock is 58% below its all-time high of €36 achieved in 2007.
•	CRH currently trades for 1.1 times price-to-book value (P/B). This is below its trailing 7-year and 10-year average P/B multiples of 1.4 times and 1.5 times, respectively.
•	We estimate the company’s aggregates reserves are worth €6.5-7.0 billion or €9 per share, which provides downside support.
•
Over the past 20 years, CRH’s shares have traded for an average price-to-cash flow (P/CF) multiple of 7-8 times. Based on normalized operating cash flow of €1.8-€2.0 billion, we calculate the company’s intrinsic value is over 50% greater than the current stock price.

Management

•	Mr. Myles Lee was appointed Group Chief Executive (CEO) in January 2009. He joined CRH in 1982 and has held various management roles within the company over the past 30 years.
•
Mr. Mark Towe was appointed a CRH Board Director in July 2008; he joined the company in 1997. In July 2008, he was named CEO of the company’s U.S. subsidiary, Oldcastle Inc.  Mr. Towe brings valuable insight to the company, with his 40 years of experience in the building materials industry.

•	A meaningful portion of executive compensation is directly tied to return on net assets.

Investment Thesis

In CRH’s core geographic regions, construction and housing markets are in disarray and threatened by government austerity measures. Moreover, U.S. aggregates consumption, a proxy for infrastructure spending, has seen its worst volume decline since the Great Depression. This has negatively impacted CRH’s financial results and driven its valuation to multi-decade lows. As a result, we are presented with the opportunity to invest in a top-notch building materials company at an attractive valuation. In addition, the current dividend payment provides a 4% annual return while we wait for end markets to normalize.

SMC Corp.
(Analyst: Jonathan Bloom)

Description

With a 32% global market share, SMC Corp. is the world leader in pneumatic control technology, producing crucial components used in factory automation worldwide. Pneumatic technology is essentially the use of compressed air to transmit power, through the utilization of air compressors, air preparation equipment, air line equipment, direction control components and actuators. In the fiscal year ending March of 2012, the company generated sales of ¥341.9 billion ($4.4 billion) with operating profits of ¥88.1 billion ($1.1 billion, 25.8% margin). Over 60% of sales came from overseas, with geographic distribution reported as follows: Japan (39%), Asia (28%), Europe (16%), North America (13%), and Other (4%).

Good Business:

•	Attractive returns: 5- and 10-year average return on invested capital (ROIC) of 13.3% and 15.0%, respectively, exceeding the company’s cost of capital.
•
Economies of scale: At approximately 2 times the market share of its closest global competitor (Festo AG, based in Germany) and 4 times the share of its next closest competitor (Parker Hannifin, U.S.), SMC is believed to be the industry’s low-cost producer, benefiting from economies of scale.

•	Industry leading profitability: 5-year average operating margins are virtually double those of its peers: SMC: 20.9%, Parker Hannifin: 10.9%, CKD (Japan): 6.5%. Festo AG is private.
•
Barriers to entry: It would take a significant amount of time and money to develop an equivalent range of products (over 600,000 SKUs), engineering and industry expertise, manufacturing efficiencies, sales force, and customer trust.

•
Robust balance sheet: Total debt/capital of ~5%. Net cash of ¥285.8 billion ($3.7 billion), including ¥100 billion ($1.3 billion) of “refundable insurance payments,” which is similar to a whole life insurance cash value.

•	Easy to understand, control of destiny: One core competency (automation control) with a narrow focus, unlike many Japanese companies. SMC sells crucial products with low technology risk.

Valuation

•
Enterprise value-to-sales (EV/S) ratio of 1.8 times and EV/EBITDA of 6.2 times, around a standard deviation below 10-year averages.  This compares with 5- and 10-year average operating margins of 20.9% and 21.9%.

•	Price-to-earnings ratio (P/E) for fiscal year 3/2013 is 14.6 times, below its 10-year median of 19.0 times. P/E (FY3/2013, adjusted for cash and equivalents) is only 9.2 times.
•	Trading at a 5.3% free cash flow (FCF) yield on an EV basis, based on a 5-year average of FCF.
•	Dividend yield is 1.1%. P/B is 1.5 times, a ~25% discount to its 10-year average of 2.0 times.

Management

•
Mr. Yoshiyuki Takada, 86, founded the company in 1959, and has been the Chairman of the Board since July 2004. Previous titles: Senior Managing Director, Chief Director of Sales, and President.  The Takada family has skin in the game, owning ~11% of the total shares outstanding.

•	Mr. Katsunori Maruyama, 65, has been the President since July 2004. He joined SMC in 1970. His previous titles were Senior Managing Director and Vice President.

Investment Thesis

SMC provides crucial low-cost products for factory automation, an industry which is likely to have solid growth prospects (10-year historical sales compound annual growth rate, or CAGR, of 6.4%) as emerging markets increase manufacturing capacity, and labor costs continue to rise. At 1.8 times EV/S and less than 10 times earnings after adjusting for cash, the current valuation is compelling. Unlike many Japanese companies, SMC has a track record of delivering value for shareholders. SMC provides a favorable risk/reward over a 3- to 5-year investment time horizon.

******

Distributions:  Our Board of Directors has declared a distribution effective October 31, 2012, of $0.01549646 per share from net investment income; $0.15902 per share from short-term capital gains which will be treated as ordinary income; and $0.08366 per share from net long-term capital gains, payable October 31, 2012 to shareholders of record on October 26, 2012.

Thank you for your continued support of the FMI International Fund.

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

This shareholder letter is unaudited.

FMI International Fund
Management’s Discussion of Fund Performance

The FMI International Fund (the “Fund”) gained 23.52% in the fiscal year ended September 30, 2012.  This compares to the 13.54% return of the benchmark MSCI EAFE Index (local currency)(1) and the 13.75% of the MSCI EAFE Index (US Dollar)(1). Electronic Technology, Consumer Non-Durables and Non-Energy Minerals were among the outperforming sectors in the period. Stock selection was the primary factor in these results. Stocks that had significant positive impact included Rolls-Royce, Henkel and Compass Group.  Sectors that underperformed included Finance, Retail Trade and Energy Minerals.  Excess cash also hurt performance. Fairfax Financial, Tesco and Royal Dutch Shell were negative contributors. TNT Express, Diageo and Syngenta were sold during the fiscal year. UPS made a bid for TNT Express and we sold on that news.  Diageo and Syngenta were sold due to valuation concerns.  New purchases this fiscal year included Royal Dutch Shell, Akzo Nobel, WPP PLC, Unilever and Pirelli. As of September 30, 2012, overweighted sectors included Commercial Services and Producer Manufacturing. Underweighted groups included Finance, Energy Minerals, Communications and Utilities. Stock markets around the globe were generally strong over the fiscal year, which we believe had more to do with monetary actions, i.e. quantitative easing, than any meaningful improvement in underlying fundamentals.  As the fiscal year ended, economic activity had weakened across a broad spectrum of geographies. The debt crisis showed little sign of improvement in Europe, the United States or Japan. China’s economy appears to have slowed significantly. Valuations have moved higher from a year ago and while less attractive, do not appear extreme. From a macroeconomic and policy perspective, we do not see the fiscal or monetary initiatives of the past several years as being conducive to good long-term growth and employment. The explosive growth in developed countries government liabilities is particularly worrisome. Despite these negatives, we believe equities are the most attractive asset class over a long term investment time horizon. The Fund continues to sell at a discount to the MSCI EAFE benchmarks on most valuation measures. Over long periods of time, lower valuation securities tend to outperform higher valuation ones.  Future results, however, may differ from the past.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
FMI INTERNATIONAL FUND AND MSCI EAFE(1)

TOTAL RETURN – NOT ANNUALIZED
		Since
		Inception
	1-Year	12/31/10
FMI International Fund	23.52%	6.45%
MSCI EAFE (LOC)(1)(a)	13.54%	(2.40%)
MSCI EAFE (USD)(1)(b)	13.75%	(1.89%)

The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Performance data quoted represents past performance; past performance does not guarantee future results.  Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of a Fund may be lower or higher than the performance quoted.  The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Total return includes change in share prices and in each case includes reinvestments of any dividends, interest and capital gain distributions.  Performance data current to the most recent month-end may be obtained by visiting www.fmifunds.com or by calling 1-800-811-5311.

(1)
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.  As of May 27, 2010 the MSCI EAFE Index consisted of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.  The MSCI EAFE Index is unmanaged and investors cannot invest directly in the Index.  Index results are inclusive of dividends and net of foreign withholding taxes.  The reported figures include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses.

The MSCI EAFE Index is calculated in local currency as well as in U.S. dollars (USD).  The concept of a local currency calculation excludes the impact of currency fluctuations.  All currencies of listing are considered in the Index calculation in local currency where current prices (t) and previous day prices (t-1) are converted into USD using the same exchange rate (exchange rate t-1) in the numerator and denominator.  As a consequence, the FX factor drops out of the equation.  The USD calculation includes exchange rates at t and t-1.  Therefore, the local currency calculation only represents the price appreciation or depreciation of the securities, whereas the USD calculation also accounts for the performance of the currency (or currencies) relative to the USD.  MSCI EAFE is a service mark of MSCI Barra.

An investment cannot be made directly into an index.

This page is unaudited.

FMI International Fund
SCHEDULE OF INVESTMENTS
September 30, 2012

Shares		Cost	Value
COMMON STOCKS — 87.0% (a)

COMMERCIAL SERVICES SECTOR — 13.2%
	Advertising/Marketing
	Services — 3.4%
166,750	WPP PLC
	(United Kingdom) (b)	$2,070,295	$2,271,287
	Miscellaneous Commercial
	Services — 5.6%
40,700	Secom Co. Ltd.
	(Japan) (b)	1,906,569	2,121,391
800	SGS S.A.
	(Switzerland) (b)	1,434,872	1,645,146
		3,341,441	3,766,537
	Personnel Services — 4.2%
58,625	Adecco S.A.
	(Switzerland) (b)	2,623,735	2,798,398

CONSUMER DURABLES SECTOR — 4.2%
	Automotive Aftermarket — 2.3%
144,900	Pirelli & C. SpA
	(Italy) (b)	1,677,010	1,563,592
	Recreational Products — 1.9%
17,600	Shimano Inc.
	(Japan) (b)	873,634	1,277,871

CONSUMER NON-DURABLES SECTOR — 9.6%
	Food: Major Diversified — 5.3%
30,600	Nestlé S.A.
	(Switzerland) (b)	1,758,233	1,930,780
45,150	Unilever PLC
	(United Kingdom) (b)	1,632,289	1,648,519
		3,390,522	3,579,299
	Household/Personal
	Care — 4.3%
44,075	Henkel AG & Co. KGaA
	(Germany) (b)	2,337,305	2,876,671

CONSUMER SERVICES SECTOR — 4.7%
	Restaurants — 4.7%
287,800	Compass Group PLC
	(United Kingdom) (b)	2,809,891	3,181,422

ELECTRONIC TECHNOLOGY SECTOR — 6.2%
	Aerospace & Defense — 2.7%
135,075	Rolls-Royce Holdings PLC
	(United Kingdom)* (b)	1,495,644	1,842,657
	Electronic Components — 3.5%
68,800	TE Connectivity Ltd.
	(Switzerland)	2,327,386	2,339,888

ENERGY MINERALS SECTOR — 3.3%
	Integrated Oil — 3.3%
63,850	Royal Dutch Shell PLC
	(United Kingdom) (b)	2,247,207	2,212,793

FINANCE SECTOR — 9.3%
	Financial Conglomerates — 2.7%
53,575	Brookfield Asset
	Management Inc.
	(Canada)	1,582,167	1,849,594
	Insurance Brokers/
	Services — 3.0%
55,500	Willis Group Holdings PLC
	(Ireland)	2,096,237	2,049,060
	Property/Casualty
	Insurance — 3.6%
6,200	Fairfax Financial Holdings Ltd.
	(Canada)	2,496,049	2,394,798

HEALTH TECHNOLOGY SECTOR — 7.8%
	Medical Specialties — 3.9%
43,825	Covidien PLC
	(Ireland)	2,190,783	2,604,081
	Pharmaceuticals: Major — 3.9%
112,275	GlaxoSmithKline PLC
	(United Kingdom) (b)	2,512,651	2,591,609

INDUSTRIAL SERVICES SECTOR — 2.8%
	Oilfield Services/
	Equipment — 2.8%
25,975	Schlumberger Ltd.
	(Curacao)	1,730,084	1,878,772

NON-ENERGY MINERALS SECTOR — 3.5%
	Construction Materials — 3.5%
123,150	CRH PLC
	(Ireland) (b)	2,346,773	2,370,710

PROCESS INDUSTRIES SECTOR — 5.1%
	Chemicals: Specialty — 1.7%
20,300	Shin-Etsu Chemical Co. Ltd.
	(Japan) (b)	1,063,466	1,140,841
	Industrial Specialties — 3.4%
40,475	Akzo Nobel N.V.
	(Netherlands) (b)	2,219,895	2,285,493

PRODUCER MANUFACTURING SECTOR — 10.0%
	Industrial Conglomerates — 3.2%
48,675	Ingersoll-Rand PLC
	(Ireland)	2,000,865	2,181,614
	Industrial Machinery — 6.8%
14,050	Schindler Holding AG
	(Switzerland) (b)	1,615,114	1,729,867
17,700	SMC Corp.
	(Japan) (b)	2,891,531	2,848,527
		4,506,645	4,578,394
RETAIL TRADE SECTOR — 3.1%
	Food Retail — 3.1%
389,600	Tesco PLC
	(United Kingdom) (b)	2,115,570	2,092,163

FMI International Fund
SCHEDULE OF INVESTMENTS (Continued)
September 30, 2012

Shares or
Principal Amount		Cost	Value
COMMON STOCKS — 87.0% (a) (Continued)

TECHNOLOGY SERVICES SECTOR — 4.2%
	Information Technology
	Services — 4.2%
40,150	Accenture PLC
	(Ireland)	$2,219,252	$2,811,704
	Total common stocks	54,274,507	58,539,248

SHORT-TERM INVESTMENTS — 14.8% (a)
	Commercial Paper — 14.8%
$5,000,000	U.S. Bank, N.A., 0.05%,
	due 10/01/12	5,000,000	5,000,000
5,000,000	GE Capital Corp., 0.04%,
	due 10/12/12	4,999,939	4,999,939
	Total short-term
	investments	9,999,939	9,999,939
	Total investments
	— 101.8%	$64,274,446	68,539,187
	Liabilities, less
	other assets
	— (1.8%) (a)		(1,223,343)
	TOTAL NET
	ASSETS — 100.0%		$67,315,844

*	Non-income producing security.
(a)	Percentages for the various classifications relate to net assets.
(b)
Security does not trade during New York Stock Exchange hours and has been valued in accordance with the procedures discussed in Note 1(a) to the financial statements and has been classified as level 2.  As of September 30, 2012 the aggregate value of these securities was $40,429,737.

PLC – Public Limited Company

SCHEDULE OF FORWARD CURRENCY CONTRACTS
				U.S. $ Value at			U.S. $ Value at
Settlement		Currency to		September 30,	Currency to		September 30,	Unrealized
Date	Counterparty	be Delivered		2012	be Received		2012	Depreciation
10/26/12	U.S. Bank, N.A.	9,800,000	British Pound	$15,823,640	15,236,990	U.S. Dollar	$15,236,990	$(586,650)
10/26/12	BMO/M&I	4,200,000	Canadian Dollar	4,269,600	4,117,324	U.S. Dollar	4,117,324	(152,276)
10/26/12	Bank of New York	3,700,000	Euro	4,756,053	4,490,579	U.S. Dollar	4,490,579	(265,474)
10/26/12	U.S. Bank, N.A.	1,300,000	Euro	1,671,045	1,661,660	U.S. Dollar	1,661,660	(9,385)
10/26/12	Bank of New York	460,000,000	Japanese Yen	5,895,808	5,884,535	U.S. Dollar	5,884,535	(11,273)
10/26/12	Bank of New York	6,500,000	Swiss Franc	6,915,033	6,598,378	U.S. Dollar	6,598,378	(316,655)
				$39,331,179			$37,989,466	$(1,341,713)

The accompanying notes to financial statements are an integral part of these schedules.

INDUSTRY SECTORS
as of September 30, 2012 (Unaudited)

FMI Funds
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2012

		FMI	FMI	FMI
		Large Cap	Common Stock	International
		Fund	Fund	Fund

ASSETS:
Investments in securities, at value	(a)	$6,156,651,997	$1,116,688,483	$68,539,187
Receivable from shareholders for purchases		20,319,735	1,219,187	94,659
Dividends and interest receivable		10,829,653	1,185,085	161,660
Receivable from investments sold		—	807,592	—
Prepaid expenses		136,749	42,839	5,900
Cash		573,221	15,393	59,177
Total assets		$6,188,511,355	$1,119,958,579	$68,860,583
LIABILITIES:
Payable to brokers for investments purchased		$10,373,379	$—	$134,953
Payable to shareholders for redemptions		6,261,353	458,114	—
Payable to adviser for management fees		2,835,309	792,757	27,633
Payable for forward currency contracts		—	—	1,341,713
Other liabilities		1,227,951	207,095	40,440
Total liabilities		20,697,992	1,457,966	1,544,739
NET ASSETS:
Capital Stock	(b)	5,114,865,489	848,084,870	62,285,427
Net unrealized appreciation		940,939,860	166,209,690	2,923,425
Accumulated net realized gain		63,970,046	100,450,155	770,475
Undistributed net investment income		48,037,968	3,755,898	1,336,517
Net assets		6,167,813,363	1,118,500,613	67,315,844
Total liabilities and net assets		$6,188,511,355	$1,119,958,579	$68,860,583
CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(Net assets ÷ shares outstanding)		$17.38	$25.43	$22.12

(a) Identified cost of investments		$5,215,712,137	$950,478,793	$64,274,446
(b) Par value		$0.0001	$0.01	$0.0001
Shares authorized		400,000,000	indefinite	300,000,000
Shares outstanding		354,811,265	43,991,679	3,042,772

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2012

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

INCOME:
Dividends	$113,398,629	$17,564,073	$775,082 *
Interest	153,417	47,689	2,081
Total income	113,552,046	17,611,762	777,163
EXPENSES:
Management fees	38,502,794	11,160,005	281,797
Transfer agent fees	6,819,808	1,248,037	36,737
Administrative and accounting services	2,650,853	573,000	71,775
Printing and postage expense	620,659	118,835	4,999
Custodian fees	338,737	75,802	30,235
Registration fees	295,314	20,776	23,731
Board of Directors fees	48,400	43,600	10,000
Professional fees	47,357	42,057	37,352
Other expenses	132,336	59,201	30,162
Amortization of offering expenses	—	—	16,140
Total expenses before reimbursement	49,456,258	13,341,313	542,928
Less expenses reimbursed by adviser	—	—	(167,198)
Net expenses	49,456,258	13,341,313	375,730
NET INVESTMENT INCOME	64,095,788	4,270,449	401,433
NET REALIZED GAIN ON INVESTMENTS:
Securities	97,601,348	113,867,695	784,399
Forward currency contracts	—	—	532,601
Foreign currency transactions	—	—	470,474
NET REALIZED GAIN ON INVESTMENTS	97,601,348	113,867,695	1,787,474
NET CHANGE IN UNREALIZED
APPRECIATION (DEPRECIATION) OF INVESTMENTS:
Securities	957,131,983	90,965,301	5,740,094
Forward currency contracts	—	—	(1,409,705)
Foreign currency transactions	—	—	1,331
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)	957,131,983	90,965,301	4,331,720
NET GAIN ON INVESTMENTS	1,054,733,331	204,832,996	6,119,194
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$1,118,829,119	$209,103,445	$6,520,627

*  Net of withholding taxes $78,024.

The accompanying notes to financial statements are an integral part of these statements.

FMI Funds
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2012  and 2011
	FMI		FMI		FMI
	Large Cap		Common Stock		International
	Fund		Fund		Fund

	2012	2011	2012	2011	2012	2011*
OPERATIONS:
Net investment income	$64,095,788	$41,137,796	$4,270,449	$1,409,461	$401,433	$90,691
Net realized gain (loss) on investments	97,601,348	166,134,864	113,867,695	80,575,987	1,787,474	(48,566)
Net change in unrealized appreciation
(depreciation) on investments	957,131,983	(299,268,485)	90,965,301	(64,562,570)	4,331,720	(1,408,295)
Net increase (decrease) in
net assets from operations	1,118,829,119	(91,995,825)	209,103,445	17,422,878	6,520,627	(1,366,170)
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
net investment income	(50,344,376)	(31,698,426)	(1,924,012)	—	(124,040)	—
Distributions from net realized gains	(119,091,898)	—	(85,397,192)	(33,400,471)	—	—
Total distributions	(169,436,274)	(31,698,426)	(87,321,204)	(33,400,471)	(124,040)	—
FUND SHARE ACTIVITIES:
Proceeds from shares issued	2,281,908,015	1,745,177,576	163,903,550	212,892,998	50,654,509	15,282,839
Net asset value of shares issued
in distributions reinvested	150,413,804	26,370,980	85,133,428	32,736,051	123,122	—
Cost of shares redeemed	(1,222,659,690)	(957,460,090)	(198,309,108)	(209,291,415)	(3,372,226)	(402,817)
Net increase in net assets derived
from Fund share activities	1,209,662,129	814,088,466	50,727,870	36,337,634	47,405,405	14,880,022
TOTAL INCREASE	2,159,054,974	690,394,215	172,510,111	20,360,041	53,801,992	13,513,852
NET ASSETS AT THE
BEGINNING OF THE PERIOD	4,008,758,389	3,318,364,174	945,990,502	925,630,461	13,513,852	—
NET ASSETS AT THE
END OF THE PERIOD	$6,167,813,363	$4,008,758,389	$1,118,500,613	$945,990,502	$67,315,844	$13,513,852
Undistributed net investment income	$48,037,968	$34,286,556	$3,755,898	$1,409,461	$1,336,517	$90,691
FUND SHARE TRANSACTIONS:
Shares sold	140,809,873	109,851,394	6,533,630	8,423,257	2,441,371	768,348
Shares issued in
distributions reinvested	9,775,503	1,765,679	3,614,947	1,427,037	6,340	—
Less shares redeemed	(75,867,253)	(60,971,489)	(7,952,752)	(8,335,372)	(153,047)	(20,240)
Net increase in shares outstanding	74,718,123	50,645,584	2,195,825	1,514,922	2,294,664	748,108

* For the Period from December 31, 2010 (Commencement of Operations) to September 30, 2011.

The accompanying notes to financial statements are an integral part of these statements.

FMI Large Cap Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$14.31	$14.46	$13.27	$13.65	$16.18
Income from investment operations:
Net investment income	0.20	0.16	0.17	0.20	0.17
Net realized and unrealized gains (losses) on investments	3.46	(0.17)	1.19	(0.47)	(2.14)
Total from investment operations	3.66	(0.01)	1.36	(0.27)	(1.97)
Less distributions:
Distributions from net investment income	(0.17)	(0.14)	(0.17)	(0.11)	(0.13)
Distributions from net realized gains	(0.42)	—	—	—	(0.43)
Total from distributions	(0.59)	(0.14)	(0.17)	(0.11)	(0.56)
Net asset value, end of year	$17.38	$14.31	$14.46	$13.27	$13.65
TOTAL RETURN	26.17%	(0.13%)	10.33%	(1.79%)	(12.58%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	6,167,813	4,008,758	3,318,364	2,051,701	1,140,200
Ratio of expenses (after reimbursement) to average net assets (a)	0.96%	0.97%	0.97%	0.97%	1.00%
Ratio of net investment income to average net assets (b)	1.25%	1.03%	1.18%	1.80%	1.13%
Portfolio turnover rate	21%	28%	20%	32%	30%

(a)	Computed after giving effect to adviser’s expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2008, the ratio would have been 1.02%.
(b)	If the Fund had paid all of its expenses for the year ended September 30, 2008, the ratio would have been 1.11%.

FMI Common Stock Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2012	2011	2010	2009	2008
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$22.63	$22.98	$21.07	$21.20	$26.61
Income from investment operations:
Net investment Income (loss)	0.09	0.03	(0.00)*	0.05	0.08
Net realized and unrealized gains (loss) on investments	4.79	0.44	1.96	0.86	(1.74)
Total from investment operations	4.88	0.47	1.96	0.91	(1.66)
Less distributions:
Distributions from net investment income	(0.04)	—	(0.04)	(0.06)	(0.08)
Distributions from net realized gains	(2.04)	(0.82)	(0.01)	(0.98)	(3.67)
Total from distributions	(2.08)	(0.82)	(0.05)	(1.04)	(3.75)
Net asset value, end of year	$25.43	$22.63	$22.98	$21.07	$21.20
TOTAL RETURN	22.38%	2.03%	9.30%	6.04%	(7.00%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	1,118,501	945,991	925,630	872,557	411,797
Ratio of expenses to average net assets	1.20%	1.21%	1.24%	1.26%	1.22%
Ratio of net investment income (loss) to average net assets	0.38%	0.13%	(0.01%)	0.32%	0.35%
Portfolio turnover rate	43%	26%	30%	35%	40%

*	Amount less than $0.005 per share.

The accompanying notes to financial statements are an integral part of these statements.

FMI International Fund
FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each period)

		For the Period from
	For the Year Ended	December 31, 2010*
	September 30, 2012	to September 30, 2011
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$18.06	$20.00
Income from investment operations:
Net investment income	0.22	0.16
Net realized and unrealized gain (loss) on investments	4.00	(2.10)
Total from investment operations	4.22	(1.94)
Less distributions:
Distributions from net investment income	(0.16)	—
Distributions from net realized gains	—	—
Total from distributions	(0.16)	—
Net asset value, end of period	$22.12	$18.06
TOTAL RETURN	23.52%	(9.70	%)(1)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000’s $)	67,316	13,514
Ratio of expenses (after reimbursement) to average net assets(a)	1.00%	1.00	%(2)
Ratio of net investment income to average net assets(b)	1.07%	1.05	%(2)
Portfolio turnover rate	20%	12%

*	Commencement of Operations
(1)	Not annualized.
(2)	Annualized.
(a)
Computed after giving effect to adviser’s expense limitation undertaking.  If the Fund had paid all of its expenses for the year ended September 30, 2012 and for the period from December 31, 2010* to September 30, 2011, the ratios would have been 1.45% and 2.91%(2), respectively.

(b)
If the Fund had paid all of its expenses for the year ended September 30, 2012 and for the period December 31, 2010* to September 30, 2011, the ratios would have been 0.62% and (0.86%)(2), respectively.

The accompanying notes to financial statements are an integral part of this statement.

FMI Funds
NOTES TO FINANCIAL STATEMENTS
September 30, 2012

(1)	Summary of Significant Accounting Policies —

The following is a summary of significant accounting policies of the FMI Large Cap Fund, the FMI Common Stock Fund, Inc. and the FMI International Fund (collectively the “Funds” or the “Fund”). The FMI Large Cap Fund (the “Large Cap Fund”) and the FMI International Fund (the “International Fund”) are each a series of FMI Funds, Inc. (the “Company”). Both Funds are registered as non-diversified, open-end management investment companies under the Investment Company Act of 1940 (the “Act”), as amended.  The Company was incorporated under the laws of Maryland on September 5, 1996 and the Large Cap Fund commenced operations on December 31, 2001 and the International Fund on December 31, 2010.  The assets and liabilities of each Fund in the Company are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.  The FMI Common Stock Fund, Inc. (the “Common Stock Fund”), is registered as a diversified open-end management investment company under the Act. The Common Stock Fund was incorporated under the laws of Wisconsin on July 29, 1981 and is currently closed to new investors.  The investment objective of the Large Cap Fund is to seek long-term capital appreciation by investing mainly in a limited number of large capitalization value stocks.  The investment objective of the Common Stock Fund is to seek long-term capital appreciation by investing mainly in small to medium capitalization value stocks.  The investment objective of the International Fund is to seek capital appreciation by investing mainly in a limited number of large capitalization value stocks of non-U.S. companies.

(a)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Securities that are traded over-the-counter are valued at the latest bid price.  For the International Fund only, securities sold short which are listed on a national securities exchange or the Nasdaq Stock Market, but which were not traded

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

on the valuation date, are valued at the most recent ask price.  Unlisted equity securities for which market quotations are readily available are valued at the most recent bid price.  For the International Fund only, options purchased or written by the Fund are valued at the average of the most recent bid and ask prices.  Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser in accordance with procedures approved by the Board of Directors.  The fair value of a security is the amount which a Fund might reasonably expect to receive upon a current sale.  The fair value of a security may differ from the last quoted price and a Fund may not be able to sell a security at the fair value.  Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange.  For the International Fund only, for securities that do not trade during New York Stock Exchange hours, fair value determinations are based on analyses of market movements after the close of those securities’ primary markets, and may include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities.  The Board may also utilize a service provided by an independent third party to assist in fair valuation of certain securities for the International Fund.  As of September 30, 2012, there were no securities that were internally fair valued.  Variable rate demand notes are recorded at par value which approximates market value.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.  For financial reporting purposes, investment transactions are recorded on the trade date.

The Funds apply the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), which defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, the Funds use various valuation approaches. ASC 820 establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.  For the International Fund only, over the counter derivatives such as forward currency contracts may be valued using quantitative models.  These models may use pricing curves based on market inputs including current exchange rates or indices.  These curves are combined with volatility factors to value the overall positions.  The market inputs are generally significant and can be corroborated with observable market data and therefore are classified in level 2.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Funds’ investments as of September 30, 2012, based on the inputs used to value them:

	Large Cap Fund	Common Stock Fund	International Fund	International Fund
	Investments	Investments	Investments	Other Financial
Valuation Inputs	in Securities	in Securities	in Securities	Instruments*
Level 1 — Common Stocks	$5,691,454,441	$1,022,988,789	$18,109,511	$—
Level 2 — Common Stocks	—	—	40,429,737	—
Short-Term Commercial Paper	465,197,556	93,699,694	9,999,939	—
Forward Currency Contracts	—	—	—	(1,341,713)
Total Level 2	465,197,556	93,699,694	50,429,676	(1,341,713)
Level 3 —	—	—	—	—
Total	$6,156,651,997	$1,116,688,483	$68,539,187	$(1,341,713)

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, include forward currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

It is the Funds’ policy to recognize transfers between levels at the end of the quarterly reporting period. There were no transfers between levels during the year ended September 30, 2012.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

See the Schedules of Investments for investments detailed by industry classifications.

On May 12, 2011, the FASB issued Accounting Standards Update No. 2011-04 (“ASU No. 2011-04”) modifying ASC 820. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to: i) disclose the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers; ii) disclose for Level 3 fair value measurements: a) quantitative information about significant unobservable inputs used; b) a description of the valuation processes used by the reporting entity and; c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. ASU No. 2011-04 has been adopted by the Funds and there has been no material impact to the disclosures.

In December 2011, the FASB issued an Accounting Standards Update (“ASU”) to enhance disclosures requiring improved information about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statements of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. The ASU is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of these changes on the financial statements.

(b)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(c)	Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.
(d)
The Funds may have investments in short-term variable rate demand notes, which are unsecured instruments.  The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation.  The Funds’ policy is to monitor the creditworthiness of the issuer and nonperformance by these issuers is not anticipated.

(e)
The International Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency rates on its foreign portfolio holdings or to hedge certain purchase and sale commitments denominated in foreign currencies.  A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.  These contracts are valued daily and the asset or liability therein represents unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date.  There were on average six forward currency contracts outstanding during the year ended September 30, 2012.

The fair value of the forward currency contracts as of September 30, 2012 is included in the following locations on the International Fund’s statement of assets and liabilities:

		Fair Value of		Fair Value of
		Asset Forward		Liability Forward
	Location	Currency Contracts	Location	Currency Contracts
Forward currency	Receivable for	$—	Payable for	$1,341,713
Contracts	forward currency		forward currency
	contracts		contracts

Realized and unrealized gains and losses on forward currency contracts entered into during the year ended September 30, 2012 by the International Fund are recorded in the following locations on the statement of operations:

		Realized		Unrealized
	Location	Gain	Location	(Loss)
Forward currency	Net realized gain on forward	$532,601	Net change in unrealized	$(1,409,705)
Contracts	currency contracts		appreciation (depreciation) on
forward currency contracts

These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the International Fund’s statement of assets and liabilities.  Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

(f)
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(1)	Summary of Significant Accounting Policies — (Continued)

(g)
The Large Cap Fund may own certain securities that are restricted.  Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “1933 Act”).  A restricted security cannot be resold to the general public without prior registration under the 1933 Act or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  The Fund did not hold any restricted securities as of September 30, 2012.

(h)
No provision has been made for Federal income taxes since the Funds have elected to be taxed as “regulated investment companies.”  The Funds intend to distribute substantially all net investment company taxable income and net capital gains to their respective shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(i)
The Funds have reviewed all open tax years and major jurisdictions, which include Federal and the state of Maryland for the Large Cap Fund and International Fund and Federal and the state of Wisconsin for the Common Stock Fund, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements.  Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2012, open Federal tax years include the tax years ended September 30, 2009 through 2012 for the Large Cap Fund and the Common Stock Fund and tax years ended September 30, 2011 through 2012 only for the International Fund. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(j)
GAAP requires that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.  During the fiscal year ended September 30, 2012, the reclassifications were as follows:

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain/(Loss)	Paid In Capital
Large Cap Fund	$—	$—	$—
Common Stock Fund	$—	$(2)	$2
International Fund	$1,003,076	$(1,003,076)	$—

(k)
The International Fund incurred $64,562 of offering costs which were being amortized over a period of 12 months. For the year ended September 30, 2012, the International Fund expensed the remaining $16,140.

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties —

The Funds each have a management agreement with Fiduciary Management, Inc. (“FMI”), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager.  Under the terms of the agreements, the Large Cap Fund and International Fund will each pay FMI a monthly management fee at the annual rate of 0.75% of the daily net assets of such Fund and the Common Stock Fund will pay a monthly management fee at the annual rate of 1% of the daily net assets of such Fund.  The Funds are responsible for paying their proportionate share of the compensation, benefits and expenses of the Funds’ Chief Compliance Officer.  For administrative convenience, FMI initially makes these payments and is later reimbursed by the Funds.

Under the respective management agreements, FMI will reimburse the Large Cap Fund for expenses over 1.20% of the daily net assets of such Fund, 1.30% for the Common Stock Fund and 1.75% for the International Fund.  In addition to the reimbursement required under each management agreement, FMI will voluntarily reimburse the Large Cap Fund and the International Fund for expenses over 1.00% of such Fund’s daily net assets.  For the year ended September 30, 2012 there were no contractual or voluntary reimbursements required for the Large Cap Fund or the Common Stock Fund.  For the International Fund, all such reimbursements amounted to $167,198 for the year ended September 30, 2012.

The Large Cap Fund and the International Fund have each entered into a Distribution Plan (the “Plan”), pursuant to Rule 12b-1 under the Act.  Each Plan provides that such Fund may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of such Fund’s daily net assets or the actual distribution costs incurred during the year.  Amounts payable under each Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund.  For the year ended September 30, 2012, no such expenses were incurred by either Fund.

Under the Funds’ organizational documents, each director, officer, employee or other agent of any Fund (including the Funds’ investment manager) is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against such Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and believe the risk of loss to be remote.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(2)	Investment Adviser and Management Agreements and Transactions With Related Parties — (Continued)

At September 30, 2012, three financial intermediaries are the record owners of approximately 6%, 8% and 9% of the Large Cap Fund’s shares and one financial intermediary is the record owner of approximately 8% of the Common Stock Fund’s shares. At September 30, 2012, one of the International Fund’s Directors owned directly and indirectly approximately 15% of such Fund’s shares.

(3)	Credit Agreements —

U.S. Bank, N.A. has made available to the Large Cap Fund, the Common Stock Fund and the International Fund a $400,000,000, $50,000,000 and $2,000,000 credit facility, respectively, pursuant to separate Credit Agreements (“Agreements”) effective July 14, 2008 for the Large Cap Fund and the Common Stock Fund and June 10, 2011 for the International Fund for the purposes of having cash available to satisfy redemption requests.  Principal and interest of such loans under the Agreements are due not more than 20 days after the date of the loan.  Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed.  Advances will be collateralized by securities owned by such Fund.  During the year ended September 30, 2012, none of the Funds borrowed against their Agreement.  The Credit Agreements are renewable annually on June 5.

(4)	Distribution to Shareholders —

Net investment income and net realized gains, if any, are distributed to shareholders at least annually.  On October 31, 2012, the following distributions were declared and will be paid on October 31, 2012 to shareholders of record of the respective Funds on October 26, 2012:

	Large Cap Fund	Common Stock Fund	International Fund
Net Investment Income	$46,467,568	$3,755,898	$49,833
Per Share Amount	$0.13009458	$0.08649616	$0.01549646
Short-Term Realized Gain	$30,835,693	$12,322,921	$511,365
Per Share Amount	$0.08634	$0.28379	$0.15902
Long-Term Realized Gain	$42,392,949	$92,136,703	$269,002
Per Share Amount	$0.11869	$2.12186	$0.08366

(5)	Investment Transactions —

For the year ended September 30, 2012, purchases and proceeds of sales of investment securities (excluding short-term investments) were as follows:

	Large Cap Fund	Common Stock Fund	International Fund
Purchases	$1,868,797,135	$430,855,179	$47,353,773
Sales	995,194,140	467,366,973	6,528,361

(6)	Income Tax Information —
The following information for the Large Cap Fund is presented on an income tax basis as of September 30, 2012:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$5,223,400,333	$1,048,377,429	$(115,125,765)	$933,251,664	$77,303,261	$42,392,949

The following information for the Common Stock Fund is presented on an income tax basis as of September 30, 2012:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$954,488,262	$199,668,985	$(37,468,764)	$162,200,221	$16,078,819	$92,136,703

The following information for the International Fund is presented on an income tax basis as of September 30, 2012:

	Gross	Gross	Net Unrealized	Distributable	Distributable
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Long-Term
Investments	Appreciation	Depreciation	on Investments	Income	Capital Gains
$64,339,367	$5,099,710	$(899,493)	$4,200,217	$561,198	$269,002

The difference between the cost amounts for financial statements and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

FMI Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
September 30, 2012

(6)	Income Tax Information — (Continued)

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. Capital losses incurred in taxable years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Post-enactment losses must be utilized prior to pre-enactment losses. Under pre-enactment law, capital losses could be carried forward for up to eight years, and carried forward as short-term capital loss, irrespective of the character of the original loss. The RIC Act now allows RICs to elect to “push” to the first day of the next taxable year all or part of any late year ordinary loss, which is defined as the sum of the specified post-October losses and other post-December ordinary losses, over the specified post-October gains and other post-December ordinary gains. This reduces the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

The tax components of dividends paid during the years ended September 30, 2012 and 2011, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations, tax basis post-October losses as of September 30, 2012, which are not recognized for tax purposes until the first day of the following fiscal year, and late year ordinary losses are:

	September 30, 2012				September 30, 2011
	Ordinary	Long-Term			Ordinary	Long-Term
	Income	Capital Gains	Capital Loss	Post-October	Income	Capital Gains
	Distributions	Distributions	Carryovers	Losses	Distributions	Distributions
Large Cap Fund	$52,548,400	$116,887,874	$—	$—	$31,698,426	$—
Common Stock Fund	12,922,882	74,398,322	—	—	22,444,545	10,955,926
International Fund	124,040	—	—	—	—	—

For corporate shareholders of the Large Cap Fund, Common Stock Fund and International Fund, the percentage of dividend income distributed for the year ended September 30, 2012 which is designated as qualifying for the dividends received deduction is 94.5%, 99.3% and 0%, respectively (unaudited).  The International Fund intends to elect to pass-through to shareholders the income tax credit for taxes paid to foreign countries.  For the year ended September 30, 2012, the foreign source income was $853,106 (unaudited) and the foreign tax expense was $50,130 (unaudited).  The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record dates.

For all shareholders of the Large Cap Fund, Common Stock Fund and International Fund, the percentage of dividend income distributed for the year ended September 30, 2012 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 100%, 99.3% and 100%, respectively (unaudited).

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
  FMI Large Cap Fund, FMI Common Stock Fund, Inc. and FMI International Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FMI Large Cap Fund (a series of FMI Funds, Inc.), FMI Common Stock Fund, Inc. and FMI International Fund (also a series of FMI Funds, Inc.) (hereinafter collectively referred to as the “Funds”) at September 30, 2012, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the two years then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at September 30, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, Wisconsin
October 31, 2012

FMI Funds
COST DISCUSSION

As a shareholder of the FMI Funds you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Funds do not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check.  Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in a Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example at the end of this article.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the hypothetical line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	FMI	FMI	FMI
	Large Cap	Common Stock	International
	Fund	Fund	Fund

Actual Beginning Account Value 4/01/12	$1,000.00	$1,000.00	$1,000.00

Actual Ending Account Value 9/30/12	$1,026.00	$960.00	$1,034.10

Actual Expenses Paid During Period* 4/01/12-9/30/12	$4.96	$5.78	$5.09

Hypothetical Beginning Account Value 4/01/12	$1,000.00	$1,000.00	$1,000.00

Hypothetical Ending Account Value 9/30/12	$1,020.10	$1,019.10	$1,020.00

Hypothetical Expenses Paid During Period* 4/01/12-9/30/12	$4.95	$5.96	$5.05

Annualized Expense Ratio*	0.98%	1.18%	1.00%

*
Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period between April 1, 2012 and September 30, 2012).

FMI Funds
DIRECTORS AND OFFICERS

		Term of	Principal	# of Funds	Other
	Positions	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Funds	Time Served	Five Years	by Director	Director or Officer
Non-Interested Directors
Barry K. Allen, 64	Director	Indefinite Term	Mr. Allen is President of Allen Enterprises, LLC,	4	BCE, Inc. (Bell
c/o Fiduciary		Since 2001	(Boca Grande, FL) a private equity investments		Canada Enterprise)
Management, Inc.			and management company, and Senior Advisor		and Harley-Davidson,
100 E. Wisconsin Ave.			for Providence Equity Partners (Providence, RI)		Inc.
Suite 2200			since September, 2007. He was Executive Vice
Milwaukee, WI 53202			President of Qwest Communications International,
Inc. (Denver, CO) from September, 2002 to
June, 2007.

Robert C. Arzbaecher, 52	Director	Indefinite Term	Mr. Arzbaecher is President and Chief Executive	4	Actuant Corporation
c/o Fiduciary		Since 2007	Officer of Actuant Corporation (Menomonee Falls,		and CF Industries
Management, Inc.			WI), a manufacturer of a broad range of industrial		Holdings, Inc.
100 E. Wisconsin Ave.			products and systems, and the Chairman of the
Suite 2200			Board of Directors of Actuant Corporation.
Milwaukee, WI 53202

Gordon H.	Director	Indefinite Term	Mr. Gunnlaugsson retired from M&I Corporation	4	None
Gunnlaugsson, 68		Since 2001	(Milwaukee, WI) in December, 2000.
c/o Fiduciary
Management, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Paul S. Shain, 49	Director	Indefinite Term	Mr. Shain is President and Chief Executive Officer	4	None
c/o Fiduciary		Since 2001	of Singlewire Software, LLC (Madison, WI), a
Management, Inc.			provider of IP-based paging and emergency
100 E. Wisconsin Ave.			notification systems. Prior to joining Singlewire in
Suite 2200			April, 2009, Mr. Shain was Senior Vice President
Milwaukee, WI 53202			of CDW Corporation (Vernon Hills, IL) and Chief
Executive Officer of Berbee Information Networks,
a strategic business unit of CDW which CDW
acquired in 2006. Mr. Shain was employed in
various capacities by CDW and Berbee Information
Networks from January, 2000 to October, 2008.
Interested Directors
John S. Brandser,* 50	Director	Indefinite Term	Mr. Brandser is President, Secretary, Chief	1	None
c/o Fiduciary		Since 2009	Operating Officer, and Chief Compliance Officer
Management, Inc.	Vice	One Year Term	of Fiduciary Management, Inc. and has been
100 E. Wisconsin Ave.	President	Since 2008	employed by the Adviser in various capacities
Suite 2200	and	One Year Term	since March, 1995 and a Director for only FMI
Milwaukee, WI 53202	Secretary	Since 2009	Common Stock Fund, Inc.

Patrick J. English,* 51	Director	Indefinite Term	Mr. English is Chief Executive Officer, Chief	4	None
c/o Fiduciary		Since 2001	Investment Officer and Treasurer of Fiduciary
Management, Inc.	Vice	One Year Term	Management, Inc. and has been employed by the
100 E. Wisconsin Ave.	President	Since 2001	Adviser in various capacities since December, 1986.
Suite 2200
Milwaukee, WI 53202

Ted D. Kellner,* 66	Director	Indefinite Term	Mr. Kellner is Executive Chairman of Fiduciary	4	None
c/o Fiduciary		Since 2001	Management, Inc. which he co-founded in 1980.
Management, Inc.	President	One Year Term
100 E. Wisconsin Ave.	and	Since 2001
Suite 2200	Treasurer
Milwaukee, WI 53202

FMI Funds
DIRECTORS AND OFFICERS (Continued)

		Term of	Principal	# of Funds	Other
	Positions	Office and	Occupation(s)	in Complex	Directorships
Name, Age	Held with	Length of	During Past	Overseen	Held by
and Address	the Funds	Time Served	Five Years	by Director	Director or Officer
Interested Directors
Richard E. Lane,* 56	Director	Indefinite Term	Mr. Lane is President of Broadview Advisors, LLC,	3	None
c/o Fiduciary		Since 2001	the sub-adviser to the FMI Focus Fund and a
Management, Inc.			Director of FMI Funds, Inc.
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202

Other Officer
Kathleen M. Lauters, 60	Chief	At Discretion	Ms. Lauters has been the Fund’s Chief Compliance	N/A	None
c/o Fiduciary	Compliance	of Board	Officer since September, 2004.
Management, Inc.	Officer	Since 2004
100 E. Wisconsin Ave.
Suite 2200
Milwaukee, WI 53202
__________

*  Messrs. Brandser, English and Kellner are interested directors of the Funds because they are officers of the Funds and the Adviser. Mr. Brandser is a director of the FMI Common Stock Fund, Inc. only. Mr. Lane is an interested director of only the FMI Funds, Inc. which includes the FMI Large Cap Fund and the FMI International Fund, because he is an officer of the FMI Focus Fund’s sub-adviser.

ADDITIONAL INFORMATION

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 811-5311 and request Statements of Additional Information.  They will be mailed to you free of charge.  The Statements of Additional Information are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.  Information on how each of the Funds voted proxies relating to portfolio securities is available on the Funds’ website at http://www.fmifunds.com or the website of the Commission no later than August 31 for the prior 12 months ending June 30.  The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Forms N-Q are available on the Commission’s website. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DISCLOSURE INFORMATION

Securities named in the Letters to Shareholders or in the Management Discussions, but not listed in the Schedules of Investments are not held in the Funds as of the date of this disclosure.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual securities.

As of the Funds’ Prospectuses dated January 31, 2012, the FMI Large Cap Fund and FMI Common Stock Fund’s annual operating expense ratios are 0.97% and 1.21%, respectively. FMI International Fund’s annual operating expense ratio is 2.91%, less an expense reimbursement of 1.91% for a net operating expense ratio of 1.00%.  Fiduciary Management, Inc. (FMI) has contractually agreed to waive its advisory fee to the extent necessary to ensure that net expenses of FMI International Fund do not exceed 1.75% of the average daily net assets.  In addition to the reimbursement required under the International Fund’s investment advisory agreement, FMI will reimburse FMI International Fund for expenses in excess of 1.00% of the daily net assets.  FMI will not terminate this reimbursement prior to January 31, 2013.

Risks associated with investing in the Funds are as follows: FMI Large Cap Fund: Stock Market Risk, Medium Capitalization Companies Risk, Non-Diversification Risk, Value Investing Risk, Foreign Securities Risk and Market Timing Risk.  FMI Common Stock Fund: Stock Market Risk, Medium and Small Capitalization Companies Risk, Value Investing Risk, Foreign Securities Risk, and Market Timing Risk.  FMI International Fund: Stock Market Risk, Non-Diversification Risk, Value Investing Risk, Foreign Securities Risk, Geographic Concentration Risk, Currency Hedging Risk and Market Timing Risk.

Please note the FMI Common Stock Fund, Inc. is currently closed to new investors.

FMI Funds
DISCLOSURE INFORMATION (Continued)

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus.

Please read the prospectuses carefully to consider the investment objectives, risks, charges and expenses, before investing or sending money.  The prospectuses contain this and more information about the FMI Funds.  Please read the prospectuses carefully before investing.

For more information about the FMI Funds, call 1-800-811-5311

Distributed by Rafferty Capital Markets, LLC

NOTICE OF PRIVACY POLICY

Protecting the privacy of our shareholders is important to us.  This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “non-public personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and

•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law.  For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of any Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

IMPORTANT NOTICE REGARDING DELIVERY OF SHAREHOLDER DOCUMENTS

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family.  Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Funds.  If you would like to receive individual mailings, please call (800) 811-5311 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

FMI Large Cap Fund	FMI Common Stock Fund	FMI International Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin 53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN	GORDON H. GUNNLAUGSSON
ROBERT C. ARZBAECHER	TED D. KELLNER
JOHN S. BRANDSER*	RICHARD E. LANE**
PATRICK J. ENGLISH	PAUL S. SHAIN
* Common Stock Fund only
** Large Cap Fund and International Fund only

INVESTMENT ADVISER
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

ADMINISTRATOR, ACCOUNTANT, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311 or 414-765-4124
CUSTODIAN	INDEPENDENT REGISTERED
U.S. BANK, N.A.	PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
DISTRIBUTOR
RAFFERTY CAPITAL	LEGAL COUNSEL
MARKETS, LLC	FOLEY & LARDNER LLP

FMI Funds 1-800-811-5311 www.fmifunds.com

Item 2. Code of Ethics.

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. Gordon Gunnlaugsson, a member of its audit committee, is an audit committee financial expert.  Mr. Gunnlaugsson is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$60,950 (FY 2012) and $57,860 (FY 2011) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c) Tax Fees

There were no other fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1) None

(e) (2) None

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedules of Investments in securities of unaffiliated issuers are included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities By Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 26, 2012, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FMI  Funds, Inc.
Registrant

By    /s/Ted D. Kellner
     Ted D. Kellner, Principal Executive Officer

Date     November 7, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FMI  Funds, Inc.
Registrant

By    /s/Ted D. Kellner
     Ted D. Kellner,  Principal Financial Officer

Date     November 7, 2012